united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17645 Wright Street, Suite 200, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Stephanie Shearer, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2633

Date of fiscal year end: 10/31

Date of reporting period: 10/31/20

Item 1. Reports to Stockholders.

navigator FUNDS

| Navigator Equity Hedged Fund | | |
|---|---|---|
| Share Class | Ticker | Cusip |
| A share | NAVAX | 66537X803 |
| I share | NAVIX | 66537X878 |
| C share | NAVCX | 66537X886 |

| Navigator Sentry Managed Volatility Fund | | |
|---|---|---|
| Share Class | Ticker | Cusip |
| A share | NVXAX | 66538B644 |
| I share | NVXIX | 66538B628 |
| C share | NVXCX | 66538B636 |

| Navigator Tactical Fixed Income Fund | | |
|---|---|---|
| Share Class | Ticker | Cusip |
| A share | NTBAX | 66538B594 |
| I share | NTBIX | 66538B578 |
| C share | NTBCX | 66538B586 |

| Navigator Ultra Short Bond Fund | | |
|---|---|---|
| Share Class | Ticker | Cusip |
| A share | NUSAX | 66538J530 |
| I share | NUSIX | 66538J522 |

# Annual Report

## October 31, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website www.navigatorfunds.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by following the instructions included with paper Funds documents that have been mailed to you. You may also elect to receive all future reports in paper free of charge.

Distributed by Northern Lights Distributors, LLC

Member FINRA

Advised by:

ClarkCapital MANAGEMENT GROUP

1-877-766-2264 • www.navigatorfunds.com

One Liberty Place | 53rd Floor | 1650 Market Street | Philadelphia, PA 19103 | 800.766.2264 | www.navigatorfunds.com

Navigator® Equity Hedged Fund
K. Sean Clark, CFA — Chief Investment Officer October 31, 2020 (unaudited)

For the fiscal year ending October 31st, 2020 the Navigator Equity Hedged Fund (the “Fund”) Class I shares returned 10.20%, compared to the MSCI World Index return of 4.36% and the HFRX Equity Hedged Index return of -1.44%. The markets have endured a global pandemic that caused the deepest recession since the Great Depression, the fastest decline into bear market territory for equities, and a record recovery to new highs for the major indices. A combination of fiscal and monetary policy initiatives served to stabilize the markets and bridge the economic chasm created by the response to the COVID-19 pandemic. Now we are in a position where the economy has gradually re-opened, economic growth has sharply rebounded, and the markets look poised to build on recovery gains.

The Fund’s overweight position in U.S equities and underweight international equities was a positive return factor as international markets underperformed during the fiscal year. In fact, the MSCI All Country World Index ex-US returned a -2.61% over the fiscal year ending October 31, 2020. The Fund has focused its U.S exposure in Large Cap and Growth stocks, which have endured the crisis environment very well. Large Cap Growth stocks have been major benefactors of the work from home environment. The hedge component was a drag on the Fund performance during the fiscal year as US markets advanced during the period. However, the hedge did serve to reduce downside risk and volatility in the midst of the COVID market meltdown.

The Fund will continue to invest opportunistically and seek to take advantage of positive trends in the global markets, while maintaining a constant hedge position to guard against downside risk. In 2021, the election will be behind us, there will likely be a vaccine that is widely distributed, and we expect there will be more fiscal stimulus. We believe that all leads to continued solid economic growth ahead, absent a massive shutdown again, which there doesn’t appear to be much appetite for.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across all 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.

HFRX Equity Hedged Index constituents are comprised of private hedge funds. Equity Hedge strategies maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Equity Hedge managers would typically maintain at least 50%, and may in some cases be substantially entirely invested in equities, both long and short.

MSCI All Country World Index ex-US captures large and mid-cap representation across 22 or 23 Developed Markets (DM) countries (excluding the US) and 26 Emerging Market (EM) countries. The index covers approximately 85% of the global equity opportunity set outside the US.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

8201-NLD-12/8/2020

Navigator® Sentry Managed Volatility Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2020 (unaudited)

For the fiscal year ended October 31st, 2020 the Navigator Sentry Managed Volatility Fund (the “Fund”) Class I shares declined 33.33%, compared to the S&P 500 Inverse Daily Index decline of 17.87%. The Fund’s objective is to seek negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The Fund generally seeks to provide negative correlation to the market and is intended to be only a small allocation to a multi asset class allocation mix. The Fund maintains its strategy of always owning protection, and to use methods to short volatility in order to partially fund the cost of the hedge.

The Fund did serve to reduce downside risk and volatility in the midst of the COVID market meltdown. In the context of a fully diversified portfolio with a 10% allocation to the Fund as a hedge, this would have acted as a 3.33% drag on a diversified portfolio’s return during the fiscal year.

The Fund will continue to maintain a constant hedge position, seeking to guard against downside risk. In 2021, the election will be behind us, there will likely be a vaccine that is widely distributed, and we expect there will be more fiscal stimulus. We believe that all leads to continued solid economic growth ahead, absent a massive shutdown again, which there doesn’t appear to be much appetite for.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot directly invest in an index and unmanaged index returns do not reflect any fees, expenses, or sales charges.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute.

8202-NLD-12/8/2020

Navigator® Tactical Fixed Income Fund
K. Sean Clark, CFA — Chief Investment Officer
October 31, 2020 (unaudited)

For the fiscal year ending October 31st, 2020 the Navigator Tactical Fixed Income Fund Class I shares (the “Fund”) returned 5.30%, compared to the Bloomberg Barclays US Corporate High Yield Bond Index return of 3.49% and the Bloomberg Barclays US Aggregate Bond Index return of 6.19%. The primary driver of performance in the Fund has always been the Fund’s sector exposure and the modeling processes that drives the allocation between High Yield Bonds, US Treasuries, and cash equivalents. The Fund had several allocation shifts, in and out of High Yield Bonds and US Treasuries over the fiscal year. The main driver of the Fund’s outperformance was de-risking the portfolio in late February as economic and financial market risk rose the fore with the spread of COVID-19. The Fund remained defensively positioned in short-term US Treasuries during the market collapse and then returned to a risk on position in High Yield in late March 2020, shortly after the markets bottomed. As the fiscal year came to an end, the Fund remains positioned in High Yield as the economy and markets continue rebounding.

Credit has fully recovered from the COVID related meltdown and the Bloomberg Barclays US Corporate High Yield Index hit new all-time highs. The full recovery reflects the strong economic recovery materializing aided by both fiscal and monetary stimulus enacted to deal with the COVID crisis.

The Fund will continue to invest opportunistically and take advantage of trends in the credit markets across High Yield, US Treasuries, and cash equivalents. In 2021, the election will be behind us, there will likely be a vaccine that is widely distributed, and we expect there will be more fiscal stimulus. We believe that all leads to continued solid economic growth ahead, absent a massive shutdown again, which there doesn’t appear to be much appetite for.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays Capital U.S. Aggregate Bond Index is a market capitalization-weighted index, meaning the securities in the index are weighted according to the market size of each bond type. Most U.S. traded investment grade bonds are represented. Municipal bonds, and Treasury inflation-protected securities are excluded, due to tax treatment issues. The index includes Treasury securities, government agency bonds, mortgage-backed bonds, corporate bonds, and a small amount of foreign bonds traded in U.S.

The Bloomberg Barclays US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays EM country definition, are excluded.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

CFA® and Chartered Financial Analyst® are registered trademarks owned by CFA Institute

8203-NLD-12/8/2020

Navigator Ultra Short Bond Fund
Jonathan Fiebach – Portfolio Manager
October 31, 2020 (unaudited)

For the fiscal period ending October 31st, 2020, the Navigator Ultra Short Bond Fund (“the Fund”) Class I shares returned 1.67%, compared to the Bloomberg Barclays U.S Treasury Bellwethers: 1 Year Index return of 1.97%. The Fund was heavily invested in floating rate debt and kept its duration shorter than the index, leading to under-performance, as the Federal Reserve lowered rates more aggressively than the market had been estimating, in response to the global pandemic.

The credit component of the fund’s investments caused more volatility than we typically expect from a fund with such a short duration, but after the peak market uncertainty in March, prices recovered and are now back in line with our expectations.

We expect to continue to invest opportunistically and to keep the Fund duration shorter than the benchmark. This means the Fund may continue under-performing the benchmark if the Federal Reserve continues to lower rates more aggressively than priced in by the marketplace.

Disclosures

Clark Capital Management Group, Inc. (Clark Capital) is an investment advisor registered with the United States Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Registration does not imply a certain level of skill or training. Clark Capital is a closely held, mostly employee-owned C Corporation with all significant owners currently employed by the firm in key management capacities. More information about Clark Capital’s advisory services and fees can be found in its Form ADV which is available upon request.

The opinions expressed are those of the Clark Capital Management Group Investment Team. The opinions referenced are as of the date of publication and are subject to change due to changes in the market or economic conditions and may not necessarily come to pass. There is no guarantee of the future performance of any Clark Capital investment portfolio. Nothing herein should be construed as a solicitation, recommendation or an offer to buy, sell or hold any securities, other investments or to adopt any investment strategy or strategies. For educational use only. This information is not intended to serve as investment advice. This material is not intended to be relied upon as a forecast or research. The investment or strategy discussed may not be suitable for all investors. Investors must make their own decisions based on their specific investment objectives and financial circumstances. Past performance does not guarantee future results.

This document may contain certain information that constitutes forward-looking statements which can be identified by the use of forward-looking terminology such as “may,” “expect,” “will,” “hope,” “forecast,” “intend,” “target,” “believe,” and/or comparable terminology (or the negative thereof). No assurance, representation, or warranty is made by any person that any of Clark Capital’s assumptions, expectations, objectives, and/or goals will be achieved. Nothing contained in this document may be relied upon as a guarantee, promise, assurance, or representation as to the future.

Clark Capital Management Group, Inc. reserves the right to modify its current investment strategies and techniques based on changing market dynamics or client needs. The information provided in this report should not be considered a recommendation to purchase or sell any particular security, sector or industry. There is no assurance that any securities, sectors or industries discussed herein will be included in or excluded from an account’s portfolio. It should not be assumed that any of the investment recommendations or decisions we make in the future will be profitable or will equal the investment performance of the securities discussed herein.

The Bloomberg Barclays US Treasury Bellwethers measures the performance of U.S. Treasury securities that have a remaining maturity of at least one (1) year and less than three (3) years.

Past performance does not guarantee future returns. Investors should carefully consider the investment objectives, risks, charges and expenses of the Navigator Funds. This and other important information about the Fund is contained in the prospectus, which can be obtained by calling 1-800-766-2264. The prospectus should be read carefully before investing. The Navigator® Funds are distributed by Northern Lights Distributors, LLC member FINRA/SIPC. Clark Capital Management Group and Northern Lights Distributors LLC are not affiliated entities.

8200-NLD-12/8/2020

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the periods ended October 31, 2020 compared to its benchmarks:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Year	Since Inception*
Navigator Equity Hedged Fund:
Class A	9.93%	4.01%	1.75%
Class A with load of 5.50%	3.94%	2.83%	1.17%
Class C	9.06%	3.21%	0.98%
Class I	10.20%	4.28%	2.01%
MSCI World Index	4.36%	8.13%	8.28%
HFRX Equity Hedge Index	(1.44)%	1.06%	0.07%

*	Fund commenced operations on December 28, 2010.

The “MSCI World Index” is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance consisting of 23 developed market country indices. Investors cannot invest directly in an index or benchmark.

The HFRX Equity Hedge Index is designed to be representative of equity hedge strategies which maintain positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The referenced index is shown for general market comparisons and is not meant to represent the Fund. Investors cannot invest directly in an index or benchmark; unmanaged index returns do not reflect any fees, expenses or sales charges.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2020 prospectus, the total annual operating expenses before fee waivers are 1.79%, 2.54% and 1.54% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 5.50% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Equity Hedged Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

PORTFOLIO COMPOSITION+ (Unaudited)

Exchange Traded Funds	78.4%	Collateral For Securities Loaned	12.2%
Equity Fund	78.4%	Mutual Fund	5.5%
		Asset Allocation	5.5%
		Short Term Investments	3.9%
			100.0%

+	Based on Portfolio Market Value as of October 31, 2020. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Sentry Managed Volatility Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2020 compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Years	Since Inception*
Navigator Sentry Managed Volatility Fund:
Class A	(32.74)%	(32.88)%	(32.11)%
Class A with load of 3.75%	(35.04)%	(33.40)%	(32.50)%
Class C	(34.21)%	(33.08)%	(32.24)%
Class I	(33.33)%	(32.91)%	(32.11)%
S&P 500 Inverse Daily Index	(17.87)%	(11.69)%	(11.11)%

*	Fund commenced operations on March 6, 2014.

The S&P 500 Inverse Daily Index provides inverse (positive or negative) returns of the S&P 500® by taking a short position in the index. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2020 prospectus, the total annual operating expenses before fee waivers are 2.72%, 3.47% and 2.47% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION** (Unaudited)

Options Purchased +	27.5%
Short Term Investments	72.5%
100.0%

**	Based on Portfolio Market Value as of October 31, 2020. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2020 compared to its benchmark:

Comparison of change in value of $25,000 Investment

		Annualized
	One Year	Five Years	Since Inception*
Navigator Tactical Fixed Income Fund:
Class A	4.95%	5.92%	4.34%
Class A with load of 3.75%	1.00%	5.12%	3.74%
Class C	4.15%	5.15%	3.58%
Class I	5.30%	6.20%	4.62%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	3.49%	6.32%	4.73%

*	Fund commenced operations on March 27, 2014.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2020 prospectus, the total annual operating expenses before fee waivers are 1.28%, 2.03% and 1.03% for the Fund’s Class A, Class C and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

Navigator Tactical Fixed Income Fund
PORTFOLIO REVIEW (Unaudited) (Continued)

PORTFOLIO COMPOSITION** (Unaudited)

Corporate Bonds	57.7%
Exchange Traded Funds	17.1%
Mutual Fund	3.0%
Municipal Bonds & Notes	1.5%
Options Purchased +	0.3%
Agency Bonds	0.3%
U.S. Government & Agencies	0.3%
Short Term Investments	19.8%
100.0%

**	Based on Portfolio Market Value as of October 31, 2020. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

+	Options purchased percentage is netted with options written.

Navigator Ultra Short Bond Fund
PORTFOLIO REVIEW (Unaudited)

The Fund’s performance figures for the period ended October 31, 2020 compared to its benchmark:

Comparison of change in value of $25,000 Investment

	One Year	Since Inception*
Navigator Ultra Short Bond Fund:
Class A	2.23%	2.90%
Class A with load of 3.75%	(1.61)%	0.47%
Class I	1.67%	2.06%
Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index	1.97%	2.46%

*	Fund commenced operations on March 21, 2019. Start of performance is March 25, 2019.

Bloomberg Barclays U.S. Treasury Bellwethers: 1 Year Index measures the performance of the U.S. government bond market and includes public obligations of the U.S. Treasury with a maturity of up to a year. Investors cannot invest directly in an index or benchmark.

The performance data quoted is historical. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the advisor not waived its fees and reimbursed a portion of the Fund’s expenses. The chart does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Per the fee table in the Fund’s February 28, 2020 prospectus, the total annual operating expenses are 0.82% and 0.57% for the Fund’s Class A and Class I shares, respectively. Class A shares are subject to a maximum sales charge of 3.75% imposed on purchases. For performance information current to the most recent month-end, please call 1-877-766-2264.

PORTFOLIO COMPOSITION+ (Unaudited)

Corporate Bonds	95.7%
Commercial Paper	3.7%
Short Term Investments	0.6%
100.0%

+	Based on Portfolio Market Value as of October 31, 2020. Please refer to the Fund’s Portfolio of Investments in the report for a detailed listing of the Fund’s holdings.

Navigator Equity Hedged Fund
PORTFOLIO OF INVESTMENTS
October 31, 2020

Shares		Value
	EXCHANGE TRADED FUNDS - 89.2%
	EQUITY FUNDS - 89.2%
73,094	Invesco International BuyBack Achievers ETF	$2,295,152
16,603	iShares MSCI USA Momentum Factor ETF	2,344,842
12,211	iShares Transportation Average ETF (a)	2,400,805
66,265	SPDR Portfolio S&P 500 Growth ETF	3,219,816
49,919	SPDR S&P Retail ETF (a)	2,487,963
10,163	Vanguard Consumer Discretionary ETF (a)	2,328,546
24,467	Vanguard Industrials ETF	3,503,430
7,894	Vanguard Information Technology ETF (a)	2,352,333
14,167	Vanguard Materials ETF	1,913,535
	TOTAL EXCHANGE TRADED FUNDS (Cost - $21,131,443)	22,846,422

	MUTUAL FUND - 6.3%
	ASSET ALLOCATION - 6.3%
2,099,325	Navigator Sentry Managed Volatility Fund - Class I * #	1,595,487
	TOTAL MUTUAL FUND (Cost - $2,332,257)

	SHORT-TERM INVESTMENTS - 4.4%
	MONEY MARKET FUND - 4.4%
6,240	General Money Market Fund, Inc., Class B, 0.01% +	6,240
1,124,746	Milestone Treasury Obligations Fund, Institutional Class, 0.01% +	1,124,746
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,130,986)	1,130,986

	COLLATERAL FOR SECURITIES LOANED- 13.9%
3,566,527	Morgan Stanley Institutional Liquidity Funds Government Portfolio - Institutional Shares, 0.02% + (b)	3,566,527
	TOTAL COLLATERAL FOR SECURITIES LOANED (Cost - $3,566,527)

	TOTAL INVESTMENTS - 113.8% (Cost - $28,161,213)	$29,139,422
	LIABILITIES IN EXCESS OF OTHER ASSETS - (13.8)%	(3,534,313)
	NET ASSETS - 100.0%	$25,605,109

ETF - Exchange-Traded Fund

*	Non-income producing.

#	Affiliated Security.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

(a)	All or a portion of the security is on loan. Total loaned securities had a value of $5,973,400 at October 31, 2020.

(b)	Security purchased with cash proceeds of securities lending collateral. Non-cash collateral amounted to $2,649,845.

The accompanying notes are an integral part of these financial statements.

Navigator Sentry Managed Volatility Fund
PORTFOLIO OF INVESTMENTS
October 31, 2020

				Notional
Contracts ^		Strike Price	Expiration	Amount	Value
	OPTIONS PURCHASED * - 96.2%
	CALL OPTIONS PURCHASED - 23.6%
3,000	iPath Series B S&P 500 VIX Short-Term Futures ETN	$21.50	November-20	$6,450,000	$1,635,000
	TOTAL CALL OPTIONS PURCHASED (Cost - $763,977)

	PUT OPTIONS PURCHASED - 72.6%
300	S&P 500 Index	3,395.00	November-20	101,850,000	5,037,000
	TOTAL PUT OPTIONS PURCHASED (Cost - $2,472,031)

	TOTAL OPTIONS PURCHASED (Cost - $3,236,008)				6,672,000

Shares
	SHORT-TERM INVESTMENTS - 67.7%
	MONEY MARKET FUNDS - 67.7%
389,974	General Government Securities Money Market Fund, Class B 0.01% +				389,974
4,307,988	Milestone Treasury Obligations Fund, Institutional Class, 0.01% +				4,307,988
	TOTAL SHORT-TERM INVESTMENTS (Cost - $4,697,962)				4,697,962

	TOTAL INVESTMENTS - 163.9% (Cost - $7,933,970)				$11,369,962
	OPTIONS WRITTEN (Premiums Received - $2,346,371) - (70.5)%				(4,888,500)
	OTHER ASSETS LESS LIABILITIES - 6.6%				455,497
	NET ASSETS - 100.0%				$6,936,959

Contracts ^
	OPTIONS WRITTEN * - (70.5)%
	CALL OPTIONS WRITTEN - (28.4)%
(3,000)	iPath Series B S&P 500 VIX Short-Term Futures ETN	20.00	November-20	(6,000,000)	$(1,965,000)
	TOTAL CALL OPTIONS WRITTEN (Premiums Received - $952,602)

	PUT OPTIONS WRITTEN - (42.1)%
(300)	S&P 500 Index	3,245.00	November-20	(97,350,000)	(2,923,500)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $1,393,769)

	TOTAL OPTIONS WRITTEN (Premiums Received - $2,346,371)				$(4,888,500)

*	Non-income producing.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

^	Each option contract allows the Fund to purchase/sell 100 shares of the underlying security or futures contract at the strike price.

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS
October 31, 2020

Shares				Value
	EXCHANGE TRADED FUNDS - 16.2%
	FIXED INCOME FUNDS - 16.2%
8,142,302	iShares iBoxx High Yield Corporate Bond ETF			$682,976,292
3,032,947	SPDR Bloomberg Barclays High Yield Bond ETF			316,336,372
	TOTAL EXCHANGE TRADED FUNDS (Cost - $1,011,579,133)			999,312,664

	MUTUAL FUNDS - 2.9%
	DEBT FUNDS - 2.9%
7,953,193	Eaton Vance Income Fund of Boston - Institutional shares			42,470,051
6,309,962	JPMorgan High Yield Fund - Class I			42,907,744
6,155,647	Lord Abbett High Yield Fund - Class I			43,458,870
4,728,052	Navigator Ultra Short Bond Fund - Class I #			47,422,357
	TOTAL MUTUAL FUNDS (Cost - $176,376,538)			176,259,022

Principal Amount ($)		Coupon Rate (%)	Maturity
	AGENCY BONDS - 0.3%
	GOVERNMENT SPONSORED - 0.3%
10,000,000	Federal Farm Credit Banks, 1 mo. LIBOR + 0.020% **	0.167	9/17/2021	10,003,683
10,000,000	Federal Farm Credit Banks, SOFR + 0.080% **	0.166	10/14/2022	9,998,075
	TOTAL AGENCY BONDS (Cost - $19,996,530)			20,001,758

	CORPORATE BONDS - 54.5%
	ADVERTISING & MARKETING - 0.0%
1,000,000	Outfront Media Capital LLC / Outfront Media Capital Corp. - 144A	5.000	8/15/2027	949,200
1,000,000	Terrier Media Buyer, Inc. - 144A	8.875	12/15/2027	1,024,120
				1,973,320
	AEROSPACE/DEFENSE - 1.1%
7,025,000	BAE Systems Holdings, Inc. - 144A	2.850	12/15/2020	7,038,084
10,000,000	Boeing Co.	2.300	8/1/2021	10,104,980
1,000,000	Bombardier, Inc. -144A	5.750	3/15/2022	951,000
1,750,000	Bombardier, Inc. -144A	6.125	1/15/2023	1,511,562
2,250,000	Bombardier, Inc. -144A	7.500	3/15/2025	1,639,687
2,000,000	Bombardier, Inc. -144A	7.875	4/15/2027	1,460,000
2,500,000	Howmet Aerospace, Inc.	6.875	5/1/2025	2,784,375
3,075,000	L3Harris Technologies, Inc.	4.950	2/15/2021	3,085,233
13,355,000	Spirit AeroSystems, Inc., 3 mo. LIBOR + 0.800% **	1.050	6/15/2021	12,829,303
750,000	Spirit AeroSystems, Inc.	4.600	6/15/2028	625,170
3,000,000	Spirit AeroSystems, Inc. -144A	5.500	1/15/2025	3,056,250
1,625,000	Spirit AeroSystems, Inc. -144A	7.500	4/15/2025	1,640,226
12,500,000	Textron, Inc., 3 mo. LIBOR + 0.55% **	0.793	11/10/2020	12,509,408
3,250,000	TransDigm, Inc.	5.500	11/15/2027	3,178,988
3,750,000	TransDigm, Inc. - 144A	6.250	3/15/2026	3,914,044
750,000	TransDigm, Inc.	6.375	6/15/2026	749,306
1,000,000	TransDigm, Inc. -144A	8.000	12/15/2025	1,083,800
750,000	Triumph Group, Inc. -144A	6.250	9/15/2024	649,133
500,000	Triumph Group, Inc. -144A	8.875	6/1/2024	531,713
				69,342,262
	APPAREL & TEXTILE PRODUCTS- 0.1%
2,000,000	Hanesbrands, Inc. - 144A	4.875	5/15/2026	2,152,500
2,250,000	William Carter Co. - 144A	5.625	3/15/2027	2,365,313
				4,517,813
	ASSET MANAGEMENT - 0.4%
1,750,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	4.750	9/15/2024	1,783,364
1,250,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	5.250	5/15/2027	1,297,414
750,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	6.250	5/15/2026	779,880
1,250,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp.	6.750	2/1/2024	1,278,500
20,738,000	TD Ameritrade Holding Corp., 3 mo. LIBOR + 0.430% **	0.681	11/1/2021	20,813,053
				25,952,211
	AUTOMOTIVE - 6.6%
1,250,000	Adient US LLC - 144A	7.000	5/15/2026	1,335,456
30,000,000	American Honda Finance Corp., 3 mo. LIBOR + 0.120% **	0.329	1/21/2022	30,001,092
38,600,000	American Honda Finance Corp., 3 mo. LIBOR + 0.350% **	0.600	6/11/2021	38,677,492
5,775,000	American Honda Finance Corp.	3.150	1/8/2021	5,804,132
38,900,000	BMW US Capital LLC, 3 mo. LIBOR + 0.410% ** - 144A	0.631	4/12/2021	38,953,172
9,750,000	BMW US Capital LLC, 3 mo. LIBOR + 0.500% ** - 144A	0.754	8/13/2021	9,770,435
3,750,000	Clarios Global LP / Clarios US Finance Co. - 144A	6.250	5/15/2026	3,932,963
1,000,000	Clarios Global LP / Clarios US Finance Co. - 144A	8.500	5/15/2027	1,044,800
6,950,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.430% ** - 144A	0.687	2/12/2021	6,953,401
7,667,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.450% ** - 144A	0.706	2/22/2021	7,672,936
52,885,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.900% ** - 144A	1.180	2/15/2022	53,238,797
2,500,000	Fiat Chrysler Automobiles NV	5.250	4/15/2023	2,668,750
3,500,000	Ford Motor Co.	8.500	4/21/2023	3,868,707
3,125,000	Ford Motor Co.	9.000	4/22/2025	3,686,500
1,250,000	Ford Motor Co.	9.625	4/22/2030	1,680,131
17,941,000	Ford Motor Credit Co. LLC	3.336	3/18/2021	17,963,426
1,500,000	Ford Motor Credit Co. LLC	4.271	1/9/2027	1,500,937
4,250,000	Ford Motor Credit Co. LLC	5.125	6/16/2025	4,435,045
750,000	Ford Motor Credit Co. LLC	5.584	3/18/2024	789,232
8,672,000	General Motors Co., 3 mo. LIBOR + 0.900% **	1.150	9/10/2021	8,681,809
1,250,000	Goodyear Tire & Rubber Co.	4.875	3/15/2027	1,218,850
7,126,000	Hyundai Capital America, 3 mo. LIBOR + 0.940% ** - 144A	1.170	7/8/2021	7,129,777
2,750,000	Tesla, Inc. - 144A	5.300	8/15/2025	2,848,662
40,000,000	Toyota Motor Credit Corp., 3 mo. LIBOR + 0.125% **	0.379	8/13/2021	40,033,848
20,000,000	Toyota Motor Credit Corp., 3 mo. LIBOR + 0.150% **	0.415	2/14/2022	20,007,780
10,000,000	Toyota Motor Credit Corp., 3 mo. LIBOR + 0.280% **	0.504	4/13/2021	10,012,131
50,000,000	Toyota Motor Credit Corp., 3 mo. LIBOR + 0.290% **	0.510	10/7/2021	50,112,680
18,049,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.770% ** - 144A	1.024	11/13/2020	18,052,611
17,500,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.860% ** - 144A	1.082	9/24/2021	17,584,122
				409,659,674

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	BANKING - 10.8%
35,875,000	Australia & New Zealand Banking Group Ltd., 3 mo. LIBOR + 0.460% ** - 144A	0.740	5/17/2021	$35,964,334
20,000,000	Bank of Montreal, 3 mo. LIBOR + 0.400% **	0.650	9/10/2021	20,064,364
25,000,000	Bank of Nova Scotia, 3 mo. LIBOR + 0.290% **	0.520	1/8/2021	25,013,841
12,000,000	BNZ International Funding Ltd. - 144A	2.750	3/2/2021	12,099,939
3,250,000	CIT Group, Inc.	5.000	8/1/2023	3,507,969
15,490,000	Citibank NA, 3 mo. LIBOR + 0.350% **	0.607	2/12/2021	15,500,675
28,196,000	Citibank NA, 3 mo. LIBOR + 0.570% **	0.779	7/23/2021	28,279,712
25,100,000	Citigroup, Inc., 3 mo. LIBOR + 0.960% **	1.175	4/25/2022	25,361,685
45,000,000	Citigroup, Inc., 3 mo. LIBOR + 1.380% **	1.600	3/30/2021	45,243,728
17,340,000	Citizens Bank NA/Providence RI, 3 mo. LIBOR + 0.720% **	0.985	2/14/2022	17,423,610
45,000,000	Credit Suisse AG/New York NY, SOFR +0.450% **	0.537	2/4/2022	45,048,585
1,375,000	Deutsche Bank AG, 5 yr. USD Swaps + 2.248% **	4.296	5/24/2028	1,334,609
1,250,000	Deutsche Bank AG/New York NY, 5 yr. USD Swaps + 2.553% **	4.875	12/1/2032	1,211,956
7,680,000	Discover Bank	3.200	8/9/2021	7,831,990
6,060,000	DNB Bank ASA, 3 mo. LIBOR + 1.070% ** - 144A	1.311	6/2/2021	6,095,263
16,924,000	Huntington National Bank, 3 mo. LIBOR + 0.550% **	0.799	2/5/2021	16,940,265
2,500,000	Intesa Sanpaolo SpA - 144A	5.017	6/26/2024	2,639,688
25,000,000	Macquarie Bank Ltd., 3 mo. LIBOR + 0.450% ** - 144A	0.699	8/6/2021	25,072,006
14,830,000	Manufacturers & Traders Trust Co., 3 mo. LIBOR + 0.270% **	0.485	1/25/2021	14,837,256
7,686,000	Manufacturers & Traders Trust Co., 3 mo. LIBOR + 0.640% **	0.886	12/1/2021	7,686,555
25,000,000	Royal Bank of Canada, 3 mo. LIBOR + 0.390% **	0.604	4/30/2021	25,045,906
57,750,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.300% **	2.700	7/30/2021	57,857,710
1,375,000	UniCredit SpA, 5 yr. USD Swaps + 4.750% ** - 144A	5.459	6/30/2035	1,395,239
875,000	UniCredit SpA, 5 yr. USD Swaps + 4.914% ** - 144A	7.296	4/2/2034	1,002,505
75,000,000	US Bank NA/Cincinnati OH, 3 mo. LIBOR + 0.180% **	0.389	1/21/2022	75,115,742
15,000,000	US Bank NA/Cincinnati OH, 3 mo. LIBOR + 0.320% **	0.535	4/26/2021	15,017,336
55,531,000	Wells Fargo & Co., 3 mo. LIBOR + 0.930% **	1.182	2/11/2022	55,647,843
11,555,000	Wells Fargo & Co., 3 mo. LIBOR + 1.025% **	1.240	7/26/2021	11,631,035
62,200,000	Wells Fargo & Co., 3 mo. LIBOR + 1.340% **	1.591	3/4/2021	62,481,107
7,385,000	Westpac Banking Corp., 3 mo. LIBOR + 0.340% **	0.555	1/25/2021	7,390,013
				669,742,466
	BEVERAGES - 0.1%
7,500,000	Keurig Dr Pepper, Inc.	3.551	5/25/2021	7,635,346

	BIOTECH & PHARMA - 2.4%
34,080,000	AbbVie, Inc., 3 mo. LIBOR + 0.350% - 144A **	0.597	5/21/2021	34,115,094
35,000,000	AbbVie, Inc., 3 mo. LIBOR + 0.460% - 144A **	0.728	11/19/2021	35,086,135
3,375,000	Bausch Health Americas, Inc. - 144A	8.500	1/31/2027	3,695,068
3,125,000	Bausch Health Cos, Inc. - 144A	5.000	1/30/2028	3,092,594
2,625,000	Bausch Health Cos, Inc. - 144A	6.125	4/15/2025	2,697,844
750,000	Bausch Health Cos, Inc. - 144A	7.250	5/30/2029	808,035
1,250,000	Bausch Health Cos, Inc. - 144A	9.000	12/15/2025	1,369,000
51,720,000	Bayer U.S. Finance II LLC, 3 mo. LIBOR + 0.630% - 144A **	0.855	6/25/2021	51,837,751
5,000,000	Bristol-Myers Squibb Co., 3 mo. LIBOR + 0.200% **	0.480	11/16/2020	5,000,515
1,000,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. -144 A	6.000	6/30/2028	773,500
500,000	Endo Dac / Endo Finance LLC / Endo Finco, Inc. -144 A	9.500	7/31/2027	537,292
1,500,000	Par Pharmaceutical, Inc. - 144A	7.500	4/1/2027	1,591,965
2,000,000	Teva Pharmaceutical Finance Netherlands III BV	2.800	7/21/2023	1,900,520
3,500,000	Teva Pharmaceutical Finance Netherlands III BV	3.150	10/1/2026	3,086,563
1,500,000	Teva Pharmaceutical Finance Netherlands III BV	6.000	4/15/2024	1,512,000
1,000,000	Teva Pharmaceutical Finance Netherlands III BV	6.750	3/1/2028	1,052,200
2,250,000	Teva Pharmaceutical Finance Netherlands III BV	7.125	1/31/2025	2,336,018
				150,492,094
	CABLE & SATELLITE - 1.0%
1,750,000	Altice Financing SA - 144A	5.000	1/15/2028	1,699,801
4,125,000	Altice Financing SA - 144A	7.500	5/15/2026	4,310,625
6,125,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	4.000	3/1/2023	6,197,734
1,625,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	4.250	2/1/2031	1,667,315
3,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	4.500	8/15/2030	3,121,530
2,875,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	4.750	3/1/2030	3,027,662
1,750,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.000	2/1/2028	1,840,125
1,000,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.125	5/1/2027	1,051,335
1,875,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.375	6/1/2029	2,031,825
4,250,000	CCO Holdings LLC / CCO Holdings Capital Corp. - 144A	5.875	5/1/2027	4,438,615
1,200,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. - 144A	7.500	4/1/2028	1,315,500
1,500,000	CSC Holdings LLC - 144A	3.375	2/15/2031	1,444,515
875,000	CSC Holdings LLC - 144A	4.125	12/1/2030	890,557
2,000,000	CSC Holdings LLC - 144A	4.625	12/1/2030	2,002,730
3,000,000	CSC Holdings LLC - 144A	5.750	1/15/2030	3,210,900
2,625,000	CSC Holdings LLC - 144A	6.500	2/1/2029	2,917,412
500,000	CSC Holdings LLC - 144A	7.500	4/1/2028	548,125
1,875,000	DISH DBS Corp.	5.875	11/15/2024	1,889,062
1,750,000	DISH DBS Corp.	6.750	6/1/2021	1,786,750
2,750,000	DISH DBS Corp.	7.750	7/1/2026	2,918,437
2,500,000	LCPR Senior Secured Financing DAC - 144A	6.750	10/15/2027	2,659,375
4,250,000	Sirius XM Radio, Inc. - 144A	3.875	8/1/2022	4,287,188
1,625,000	Sirius XM Radio, Inc. - 144A	4.125	7/1/2030	1,672,548
500,000	Sirius XM Radio, Inc. - 144A	5.375	7/15/2026	521,980
1,750,000	Sirius XM Radio, Inc. - 144A	5.500	7/1/2029	1,908,069
2,250,000	Virgin Media Secured Finance PLC - 144A	5.500	5/15/2029	2,407,500
750,000	Ziggo Bond Co. BV - 144A	6.000	1/15/2027	779,531
1,000,000	Ziggo BV - 144A	4.875	1/15/2030	1,038,750
				63,585,496

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	CHEMICALS - 0.6%
1,500,000	Avient Corp. - 144A	5.750	5/15/2025	$1,580,625
1,250,000	Axalta Coating Systems LLC - 144A	4.875	8/15/2024	1,278,256
2,000,000	Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV - 144A	4.750	6/15/2027	2,097,500
1,000,000	Chemours Co.	5.375	5/15/2027	983,125
19,564,000	DuPont de Nemours, Inc., 3 mo. LIBOR + 0.710% **	0.990	11/15/2020	19,568,688
1,000,000	Methanex Corp.	5.125	10/15/2027	1,019,550
1,000,000	Methanex Corp.	5.250	12/15/2029	1,015,101
1,000,000	NOVA Chemicals Corp. - 144A	5.000	5/1/2025	990,000
2,875,000	NOVA Chemicals Corp. - 144A	5.250	8/1/2023	2,869,581
1,000,000	NOVA Chemicals Corp. - 144A	5.250	6/1/2027	977,750
2,000,000	OCI NV - 144A	4.625	10/15/2025	2,029,150
1,750,000	Olin Corp. - 144A	9.500	6/1/2025	2,071,773
1,750,000	Tronox, Inc. - 144A	6.500	4/15/2026	1,777,143
1,250,000	Valvoline, Inc. - 144A	4.250	2/15/2030	1,276,875
				39,535,117
	COMMERICAL SUPPORT SERVICES - 0.4%
1,750,000	ADT Security Corp.	3.500	7/15/2022	1,783,871
4,250,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. - 144A	6.625	7/15/2026	4,457,336
625,000	Allied Universal Holdco LLC / Allied Universal Finance Corp. - 144A	9.750	7/15/2027	667,662
750,000	APX Group, Inc. - 144A	6.750	2/15/2027	782,812
4,500,000	APX Group, Inc.	7.875	12/1/2022	4,493,160
1,000,000	Aramark Services, Inc. - 144A	5.000	2/1/2028	1,010,110
2,250,000	Aramark Services, Inc. - 144A	6.375	5/1/2025	2,362,792
500,000	Covanta Holding Corp.	5.000	9/1/2030	509,375
1,250,000	GFL Environmental, Inc. - 144A	3.750	8/1/2025	1,252,344
3,750,000	GFL Environmental, Inc. - 144A	7.000	6/1/2026	3,916,406
3,250,000	Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A	5.250	4/15/2024	3,403,790
1,750,000	Prime Security Services Borrower LLC / Prime Finance, Inc. - 144A	5.750	4/15/2026	1,865,938
				26,505,596
	CONSTRUCTION MATERIALS - 0.1%
1,000,000	Standard Industries, Inc. - 144A	3.375	1/15/2031	974,584
1,250,000	Standard Industries, Inc. - 144A	4.375	7/15/2030	1,289,419
1,750,000	Standard Industries, Inc. - 144A	4.750	1/15/2028	1,830,938
				4,094,941
	CONSUMER SERVICES - 0.0%
1,000,000	Service Corp. International	3.375	8/15/2030	1,015,625
1,750,000	Service Corp. International	5.125	6/1/2029	1,915,410
				2,931,035
	CONTAINERS & PACKAGING - 0.3%
2,250,000	Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. - 144A	5.250	8/15/2027	2,311,875
1,500,000	Ball Corp.	2.875	8/15/2030	1,485,000
2,500,000	Ball Corp.	4.000	11/15/2023	2,645,025
2,000,000	Ball Corp.	5.250	7/1/2025	2,265,800
1,625,000	Berry Global, Inc. - 144A	5.625	7/15/2027	1,703,033
1,250,000	Crown Americas LLC / Crown Americas Capital Corp. IV	4.500	1/15/2023	1,303,125
1,250,000	Flex Acquisition Co., Inc. - 144A	7.875	7/15/2026	1,266,125
3,000,000	LABL Escrow Issuer LLC - 144A	6.750	7/15/2026	3,150,600
1,000,000	Mauser Packaging Solutions Holding Co. - 144A	5.500	4/15/2024	1,001,840
1,500,000	Mauser Packaging Solutions Holding Co. - 144A	7.250	4/15/2025	1,448,925
1,500,000	Sealed Air Corp. - 144A	4.875	12/1/2022	1,581,563
500,000	Sealed Air Corp. - 144A	5.250	4/1/2023	529,948
750,000	Trivium Packaging Finance BV - 144A	8.500	8/15/2027	803,981
				21,496,840
	ELEC & GAS MARKETING & TRADING - 0.2%
12,493,000	Southern Power Co., 3 mo. LIBOR + 0.550% ** - 144A	0.777	12/20/2020	12,494,732

	ELECTRIC UTILITIES - 1.5%
3,000,000	Calpine Corp. - 144A	5.125	3/15/2028	3,097,560
1,500,000	Clearway Energy Operating LLC - 144A	4.750	3/15/2028	1,578,285
18,250,000	Duke Energy Corp.	1.800	9/1/2021	18,444,285
20,000,000	NextEra Energy Capital Holdings, Inc., 3 mo. LIBOR + 0.480% **	0.729	5/4/2021	20,038,056
13,218,000	NextEra Energy Capital Holdings, Inc., 3 mo. LIBOR + 0.550% **	0.806	8/28/2021	13,223,315
1,750,000	NextEra Energy Operating Partners LP - 144A	4.250	7/15/2024	1,830,938
1,250,000	NRG Energy, Inc. - 144A	5.250	6/15/2029	1,357,581
3,500,000	NRG Energy, Inc.	6.625	1/15/2027	3,688,860
500,000	NRG Energy, Inc.	7.250	5/15/2026	529,245
2,500,000	PG&E Corp.	5.000	7/1/2028	2,509,625
21,550,000	Sempra Energy, 3 mo. LIBOR + 0.450% **	0.700	3/15/2021	21,577,578
2,625,000	Talen Energy Supply LLC - 144A	7.250	5/15/2027	2,634,844
2,250,000	TerraForm Power Operating LLC - 144A	4.250	1/31/2023	2,293,594
875,000	TerraForm Power Operating LLC - 144A	5.000	1/31/2028	962,238
1,125,000	Vistra Operations Co. LLC - 144A	5.625	2/15/2027	1,174,455
				94,940,459
	ELECTRICAL EQUIPMENT - 0.1%
1,750,000	Sensata Technologies BV - 144A	5.000	10/1/2025	1,913,660
500,000	Sensata Technologies, Inc.- 144A	3.750	2/15/2031	495,625
1,250,000	Vertical US Newco, Inc.- 144A	5.250	7/15/2027	1,288,844
2,750,000	WESCO Distribution, Inc.- 144A	7.125	6/15/2025	2,966,769
				6,664,898

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	ENGINEERING & CONSTRUCTION - 0.0%
1,000,000	Brand Industrial Services, Inc. - 144A	8.500	7/15/2025	$942,200

	ENTERTAINMENT CONTENT - 0.1%
1,875,000	AMC Networks, Inc.	4.750	8/1/2025	1,873,134
3,750,000	Diamond Sports Group LLC / Diamond Sports Finance Co. - 144A	5.375	8/15/2026	2,198,437
1,500,000	Univision Communications, Inc.- 144A	6.625	6/1/2027	1,519,688
				5,591,259
	FOOD - 1.9%
21,955,000	Campbell Soup Co., 3 mo. LIBOR + 0.630% **	0.880	3/15/2021	21,990,715
17,475,000	General Mills, Inc.	3.200	4/16/2021	17,711,595
40,175,000	General Mills, Inc., 3 mo. LIBOR + 0.540% **	0.770	4/16/2021	40,243,244
2,000,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc. - 144A	5.500	1/15/2030	2,177,500
750,000	JBS USA LUX SA / JBS USA Food Co / JBS USA Finance, Inc. - 144A	6.500	4/15/2029	843,847
1,250,000	Kraft Heinz Foods Co. - 144A	3.875	5/15/2027	1,324,168
1,625,000	Kraft Heinz Foods Co. - 144A	4.250	3/1/2031	1,766,284
2,750,000	Kraft Heinz Foods Co.	4.625	1/30/2029	3,070,201
1,000,000	Pilgrim’s Pride Corp. - 144A	5.875	9/30/2027	1,057,630
2,250,000	Post Holdings, Inc. - 144A	5.500	12/15/2029	2,435,681
3,500,000	Post Holdings, Inc. - 144A	5.750	3/1/2027	3,675,735
20,627,000	Tyson Foods, Inc.	2.250	8/23/2021	20,900,607
				117,197,207
	HEALTHCARE FACILITIES & SERVICES - 4.3%
1,000,000	Acadia Healthcare Co., Inc. - 144A	5.000	4/15/2029	1,032,800
750,000	Acadia Healthcare Co., Inc.	5.625	2/15/2023	754,687
4,000,000	Centene Corp.	3.000	10/15/2030	4,158,812
1,625,000	Centene Corp.	3.375	2/15/2030	1,690,512
1,750,000	Centene Corp.	4.250	12/15/2027	1,846,276
3,250,000	Centene Corp.	4.625	12/15/2029	3,542,597
1,000,000	Centene Corp.	4.750	1/15/2025	1,028,750
3,750,000	Centene Corp.	4.750	1/15/2025	3,857,812
2,000,000	CHS/Community Health Systems, Inc.	6.250	3/31/2023	1,985,000
1,375,000	CHS/Community Health Systems, Inc. - 144A	8.000	3/15/2026	1,381,875
1,000,000	CHS/Community Health Systems, Inc. - 144A	8.000	12/15/2027	987,500
3,500,000	CHS/Community Health Systems, Inc. - 144A	8.125	6/30/2024	2,699,375
1,000,000	CHS/Community Health Systems, Inc. - 144A	8.625	1/15/2024	1,016,875
2,125,000	CHS/Community Health Systems, Inc. - 144A	11.000	6/30/2023	1,782,121
52,948,000	Cigna Corp., 3 mo. LIBOR + 0.650% **	0.896	9/17/2021	52,958,590
39,539,000	Cigna Corp.	3.400	9/17/2021	40,597,301
30,548,000	CVS Health Corp., 3 mo. LIBOR + 0.720% **	0.962	3/9/2021	30,609,998
36,447,000	CVS Health Corp.	3.350	3/9/2021	36,826,978
1,000,000	DaVita, Inc. - 144A	3.750	2/15/2031	963,125
1,250,000	DaVita, Inc. - 144A	4.625	6/1/2030	1,272,212
1,500,000	Encompass Health Corp.	4.500	2/1/2028	1,538,715
4,250,000	Encompass Health Corp.	5.750	11/1/2024	4,250,000
6,350,000	Evernorth Health, Inc., 3 mo. LIBOR + 0.750% **	1.006	11/30/2020	6,351,404
2,375,000	HCA, Inc.	3.500	9/1/2030	2,431,541
1,750,000	HCA, Inc.	5.375	2/1/2025	1,940,426
1,375,000	HCA, Inc.	5.625	9/1/2028	1,602,872
2,750,000	HCA, Inc.	5.875	2/15/2026	3,110,937
500,000	HCA, Inc.	5.875	2/1/2029	589,097
29,101,000	Humana, Inc.	2.500	12/15/2020	29,169,815
1,625,000	IQVIA, Inc. - 144A	5.000	5/15/2027	1,705,381
2,000,000	Jaguar Holding Co. II / PPD Development LP - 144A	4.625	6/15/2025	2,069,240
2,250,000	Legacy LifePoint Health LLC - 144A	6.750	4/15/2025	2,385,000
1,125,000	MEDNAX, Inc. - 144A	6.250	1/15/2027	1,162,654
2,750,000	Molina Healthcare, Inc.	5.375	11/15/2022	2,862,805
1,250,000	RegionalCare Hospital Partners Holdings, Inc. / LifePoint Health, Inc. - 144A	9.750	12/1/2026	1,350,000
750,000	Select Medical Corp. - 144A	6.250	8/15/2026	792,405
750,000	Tenet Healthcare Corp. - 144A	4.625	6/15/2028	761,719
875,000	Tenet Healthcare Corp. - 144A	4.875	1/1/2026	888,712
1,500,000	Tenet Healthcare Corp. - 144A	5.125	11/1/2027	1,548,300
2,000,000	Tenet Healthcare Corp. - 144A	6.125	10/1/2028	1,943,750
2,000,000	Tenet Healthcare Corp.	6.750	6/15/2023	2,111,080
1,250,000	Tenet Healthcare Corp.	7.000	8/1/2025	1,280,469
				262,839,518
	HOME & OFFICE PRODUCTS - 0.0%
2,500,000	Newell Brands, Inc.	4.875	6/12025	2,710,125

	HOME CONSTRUCTION - 0.3%
1,000,000	Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. - 144A	6.250	9/15/2027	1,026,575
500,000	Cornerstone Building Brands, Inc. - 144A	6.125	1/15/2029	511,712
7,881,000	DR Horton, Inc.	2.550	12/1/2020	7,892,896
1,500,000	Griffon Corp.	5.750	3/1/2028	1,565,625
1,500,000	Lennar Corp.	4.750	11/29/2027	1,719,375
2,000,000	Lennar Corp.	4.875	12/15/2023	2,169,000
875,000	Mattamy Group Corp. - 144A	4.625	3/1/2030	889,630
625,000	Picasso Finance Sub, Inc. - 144A	6.125	6/15/2025	660,031
1,750,000	PulteGroup, Inc.	5.000	1/15/2027	2,007,031
500,000	Williams Scotsman International, Inc. -144A	4.625	8/15/2028	504,063
				18,945,938

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	HOUSEHOLD PRODUCTS - 0.1%
1,000,000	Edgewell Personal Care Co. - 144A	5.500	6/1/2028	$1,052,365
1,000,000	Energizer Holdings, Inc. - 144A	4.375	3/31/2029	1,011,000
1,250,000	Energizer Holdings, Inc. - 144A	4.750	6/15/2028	1,288,025
				3,351,390
	INDUSTRIAL SUPPORT SERVICES - 0.1%
625,000	Core & Main LP - 144A	6.125	8/15/2025	635,547
1,250,000	United Rentals North America, Inc.	4.000	7/15/2030	1,276,688
2,000,000	United Rentals North America, Inc.	4.875	1/15/2028	2,102,500
1,250,000	Wolverine Escrow LLC - 144A	8.500	11/15/2024	975,781
875,000	Wolverine Escrow LLC - 144A	9.000	11/15/2026	669,113
				5,659,629
	INSTITUTIONAL FINANCIAL SERVICES - 1.8%
30,000,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.170% **	1.450	11/15/2021	30,012,212
21,585,000	Goldman Sachs Group, Inc.	2.600	12/27/2020	21,658,707
1,750,000	LPL Holdings, Inc. - 144A	5.750	9/15/2025	1,816,238
35,000,000	Morgan Stanley, SOFR + 0.700% **	0.788	1/20/2023	35,127,711
20,000,000	Morgan Stanley, 3 mo. LIBOR + 1.180% **	1.398	1/20/2022	20,043,314
				108,658,182
	INSURANCE - 4.7%
1,000,000	Acrisure LLC / Acrisure Finance, Inc. - 144A	7.000	11/15/2025	1,003,625
4,000,000	Acrisure LLC / Acrisure Finance, Inc. - 144A	8.125	2/15/2024	4,192,000
16,270,000	Allstate Corp., 3 mo. LIBOR + 0.430% **	0.648	3/29/2021	16,297,040
1,750,000	HUB International Ltd. - 144A	7.000	5/1/2026	1,795,509
98,250,000	Jackson National Life Global Funding, SOFR + 0.500% - 144A **	0.584	5/27/2021	98,367,285
25,000,000	MassMutual Global Funding II, 3 mo. LIBOR + 0.150% - 144A **	0.370	1/7/2022	25,024,438
25,000,000	MassMutual Global Funding II, 3 mo. LIBOR + 0.125% - 144A **	0.376	3/4/2021	25,003,944
25,000,000	MET Tower Global Funding, SOFR + 0.550% - 144A**	0.635	1/17/2023	25,119,961
35,000,000	Metropolitan Life Global Funding I, SOFR + 0.500% - 144A **	0.584	5/28/2021	35,071,242
14,500,000	Metropolitan Life Global Funding I, SOFR + 0.570% - 144A **	0.656	1/13/2023	14,564,708
40,000,000	New York Life Global Funding, 3 mo. LIBOR + 0.280% - 144A **	0.489	1/21/2022	40,107,168
1,750,000	Radian Group, Inc.	6.625	3/15/2025	1,897,656
				288,444,576
	INTERNET MEDIA & SERVICES - 0.3%
1,500,000	ANGI Group LLC - 144A	3.875	8/15/2028	1,485,937
750,000	Match Group Holdings II LLC - 144A	4.125	8/1/2030	767,228
1,500,000	Netflix, Inc. - 144A	3.625	6/15/2025	1,560,938
1,500,000	Netflix, Inc.	4.375	11/15/2026	1,631,034
1,250,000	Netflix, Inc.	4.875	4/15/2028	1,407,913
1,500,000	Netflix, Inc. - 144A	5.375	11/15/2029	1,758,750
1,500,000	Netflix, Inc.	5.500	2/15/2022	1,578,750
2,125,000	Netflix, Inc.	5.875	11/15/2028	2,542,733
750,000	Netflix, Inc.	6.375	5/15/2029	919,688
1,125,000	Photo Holdings Merger Sub, Inc. - 144A	8.500	10/1/2026	1,048,185
1,000,000	Uber Technologies, Inc. - 144A	6.250	1/15/2028	1,015,000
1,500,000	Uber Technologies, Inc. - 144A	7.500	5/15/2025	1,578,810
1,125,000	Uber Technologies, Inc. - 144A	7.500	9/15/2027	1,177,313
750,000	Uber Technologies, Inc. - 144A	8.000	11/1/2026	791,719
2,000,000	VeriSign, Inc.	5.250	4/1/2025	2,244,600
				21,508,598
	LEISURE FACILITIES & SERVICES - 2.6%
2,000,000	1011778 BC ULC / New Red Finance, Inc. - 144A	3.500	2/15/2029	1,990,000
1,500,000	1011778 BC ULC / New Red Finance, Inc. - 144A	4.000	10/15/2030	1,492,500
2,750,000	1011778 BC ULC / New Red Finance, Inc. - 144A	4.250	5/15/2024	2,809,125
1,485,000	1011778 BC ULC / New Red Finance, Inc. - 144A	5.000	10/15/2025	1,523,090
875,000	1011778 BC ULC / New Red Finance, Inc. - 144A	5.750	4/15/2025	933,704
750,000	AMC Entertainment Holdings, Inc. - 144A	10.500	4/15/2025	405,937
750,000	Boyd Gaming Corp.	4.750	12/1/2027	730,927
750,000	Boyd Gaming Corp.	6.000	8/15/2026	771,187
1,250,000	Boyd Gaming Corp.	6.375	4/1/2026	1,298,712
3,125,000	Caesars Entertainment, Inc. - 144A	6.250	7/1/2025	3,205,072
1,000,000	Caesars Entertainment, Inc. - 144A	8.125	7/1/2027	1,045,000
1,875,000	Caesars Resort Collection LLC / CRC Finco, Inc. - 144A	5.250	10/15/2025	1,783,153
1,000,000	Carnival Corp. - 144A	10.500	2/1/2026	1,083,750
2,250,000	Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op - 144A	5.500	5/1/2025	2,280,937
2,250,000	Churchill Downs, Inc. - 144A	5.500	4/1/2027	2,335,365
750,000	Cinemark USA, Inc.	4.875	6/1/2023	630,199
1,500,000	Dave & Buster’s, Inc. - 144A	7.625	11/1/2025	1,475,625
1,750,000	Golden Nugget, Inc. - 144A	6.750	10/15/2024	1,484,035
2,000,000	Hilton Domestic Operating Co., Inc.	4.875	1/15/2030	2,061,250
1,250,000	Hilton Domestic Operating Co., Inc. - 144A	5.375	5/1/2025	1,292,975
2,250,000	Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.	4.875	4/1/2027	2,280,375
2,250,000	International Game Technology PLC - 144A	6.500	2/15/2025	2,413,125
3,125,000	IRB Holding Corp. - 144A	7.000	6/15/2025	3,335,969
750,000	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC - 144A	5.250	6/1/2026	776,400
2,750,000	Live Nation Entertainment, Inc. - 144A	6.500	5/15/2027	2,946,020
17,640,000	Marriott International, Inc., 3 mo. LIBOR + 0.650% **	0.898	3/8/2021	17,599,312
71,650,000	McDonald’s Corp., 3 mo. LIBOR + 0.430% **	0.652	10/28/2021	71,905,154
1,750,000	Melco Resorts Finance Ltd. - 144A	5.250	4/26/2026	1,763,849
1,500,000	Melco Resorts Finance Ltd. - 144A	5.750	7/21/2028	1,498,054
2,875,000	MGM Resorts International	6.750	5/1/2025	3,028,741
500,000	MGM Resorts International	7.750	3/15/2022	526,100
2,250,000	NCL Corp Ltd. - 144A	3.625	12/15/2024	1,556,719
1,750,000	Royal Caribbean Cruises Ltd. - 144A	9.125	6/15/2023	1,824,375
1,000,000	Scientific Games International, Inc. - 144A	7.250	11/15/2029	993,610
750,000	Scientific Games International, Inc. - 144A	8.250	3/15/2026	762,071
500,000	Scientific Games International, Inc. - 144A	8.625	7/1/2025	520,465
1,750,000	Six Flags Entertainment Corp. - 144A	4.875	7/31/2024	1,629,023
750,000	Station Casinos LLC - 144A	5.000	10/1/2025	747,656
1,500,000	Studio City Finance Ltd. - 144A	6.000	7/15/2025	1,509,375
1,750,000	Viking Cruises Ltd. - 144A	13.000	5/15/2025	1,985,156

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	LEISURE FACILITIES & SERVICES - 2.6% (continued)
1,250,000	Wyndham Destinations, Inc. - 144A	6.625	7/31/2026	$1,331,500
2,500,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. - 144A	5.500	3/1/2025	2,398,438
750,000	Wynn Macau Ltd. - 144A	5.500	1/15/2026	728,813
1,750,000	Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. - 144A	7.750	4/15/2025	1,843,520
3,000,000	Yum! Brands, Inc.	3.625	3/15/2031	2,947,500
875,000	Yum! Brands, Inc. - 144A	4.750	1/15/2030	941,938
1,500,000	Yum! Brands, Inc. - 144A	7.750	4/1/2025	1,649,550
				162,075,351
	LEISURE PRODUCTS - 0.1%
1,500,000	Mattel, Inc. - 144A	5.875	12/15/2027	1,632,863
2,250,000	Mattel, Inc. - 144A	6.750	12/31/2025	2,368,688
				4,001,551
	MACHINERY - 1.5%
20,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.220% **	0.453	1/6/2022	20,026,375
10,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.200% **	0.457	11/12/2021	10,016,666
49,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.390% **	0.670	5/17/2021	49,103,545
10,500,000	John Deere Capital Corp., 3 mo. LIBOR + 0.400% **	0.648	6/7/2021	10,523,671
500,000	MTS Systems Corp. - 144A	5.750	8/15/2027	508,287
750,000	Titan Acquisition Ltd. / Titan Co.-Borrower LLC - 144A	7.750	4/15/2026	750,000
				90,928,544
	MEDICAL EQUIPMENT & DEVICES - 0.2%
2,125,000	Avantor, Inc. - 144A	6.000	10/1/2024	2,220,944
3,000,000	Hologic, Inc. - 144A	3.250	2/15/2029	3,020,625
1,000,000	Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics SA - 144A	7.250	2/1/2028	1,046,875
3,250,000	Teleflex, Inc.	4.875	6/1/2026	3,391,570
				9,680,014
	METALS & MINING - 0.3%
1,000,000	Alcoa Nederland Holding BV - 144A	5.500	12/15/2027	1,053,750
625,000	Cleveland-Cliffs, Inc. - 144A	6.750	3/15/2026	657,031
2,250,000	Cleveland-Cliffs, Inc. - 144A	9.875	10/17/2025	2,576,250
3,000,000	First Quantum Minerals Ltd. - 144A	6.875	10/15/2027	2,996,220
1,750,000	FMG Resources August 2006 Pty Ltd. - 144A	4.500	9/15/2027	1,877,085
2,500,000	Freeport-McMoRan, Inc.	4.125	3/1/2028	2,556,250
875,000	Freeport-McMoRan, Inc.	4.250	3/1/2030	920,115
1,500,000	Freeport-McMoRan, Inc.	4.375	8/1/2028	1,568,437
2,000,000	Novelis Corp. - 144A	5.875	9/30/2026	2,066,260
				16,271,398
	OIL & GAS - 2.5%
1,750,000	Antero Midstream Partners LP / Antero Midstream Finance Corp. - 144A	5.750	3/1/2027	1,578,281
1,000,000	Apache Corp.	4.625	11/15/2025	951,250
1,000,000	Apache Corp.	4.875	11/15/2027	940,000
1,125,000	Ascent Resources Utica Holdings LLC / ARU Finance Corp. - 144A	9.000	11/1/2027	1,096,875
10,000,000	BP Capital Markets PLC, 3 mo. LIBOR + 0.250% **	0.506	11/24/2020	10,002,158
4,000,000	Buckeye Partners LP	4.150	7/1/2023	3,947,500
1,625,000	Buckeye Partners LP - 144A	4.500	3/1/2028	1,546,797
750,000	Calumet Specialty Products Partners LP / Calumet Finance Corp. - 144A	11.000	4/15/2025	727,650
1,250,000	Cenovus Energy, Inc.	5.375	7/15/2025	1,319,261
1,500,000	Cheniere Energy Partners LP	4.500	10/1/2029	1,531,515
2,750,000	Cheniere Energy Partners LP	5.625	10/1/2026	2,827,825
28,000,000	Chevron Corp., 3 mo. LIBOR + 0.950% **	1.230	5/16/2021	28,133,818
2,000,000	CITGO Petroleum Corp. - 144A	6.250	8/15/2022	1,930,000
2,000,000	CNX Resources Corp. - 144A	7.250	3/14/2027	2,112,540
2,250,000	Comstock Resources, Inc.	9.750	8/15/2026	2,373,750
750,000	Continental Resources, Inc.	3.800	6/1/2024	699,844
1,250,000	Continental Resources, Inc.	4.375	1/15/2028	1,127,237
1,875,000	Crestwood Midstream Partners LP / Crestwood Midstream Finance Corp.	6.250	4/1/2023	1,820,963
1,750,000	CrownRock LP / CrownRock Finance, Inc. - 144A	5.625	10/15/2025	1,724,196
1,125,000	DCP Midstream Operating LP	5.125	5/15/2029	1,120,939
1,250,000	DCP Midstream Operating LP	5.375	7/15/2025	1,314,844
3,250,000	eG Global Finance PLC - 144A	8.500	10/30/2025	3,329,625
1,750,000	Endeavor Energy Resources LP / EER Finance, Inc. - 144A	5.750	1/30/2028	1,818,250
1,250,000	EnLink Midstream Partners LP	4.400	4/1/2024	1,136,512
4,250,000	EQM Midstream Partners LP	4.750	7/15/2023	4,234,931
1,375,000	EQM Midstream Partners LP - 144A	6.500	7/1/2027	1,444,039
2,125,000	EQT Corp.	3.900	10/1/2027	2,044,664
1,250,000	EQT Corp.	6.125	2/1/2025	1,392,369
1,000,000	Genesis Energy LP / Genesis Energy Finance Corp.	7.750	2/1/2028	830,940
3,000,000	Hess Midstream Operations LP - 144A	5.625	2/15/2026	3,005,625
1,250,000	Hilcorp Energy I LP / Hilcorp Finance Co. - 144A	6.250	11/1/2028	1,149,400
250,000	Holly Energy Partners LP / Holly Energy Finance Corp. - 144A	5.000	2/1/2028	237,344
1,250,000	Laredo Petroleum, Inc.	9.500	1/15/2025	584,925
750,000	Leviathan Bond Ltd.	6.500	6/30/2027	774,863
1,250,000	Matador Resources Co.	5.875	9/15/2026	1,007,813
1,500,000	MEG Energy Corp. - 144A	6.500	1/15/2025	1,459,920
1,000,000	MEG Energy Corp. - 144A	7.125	2/1/2027	902,230
1,125,000	Moss Creek Resources Holdings, Inc. - 144A	10.500	5/15/2027	583,380
2,250,000	Murphy Oil Corp.	6.875	8/15/2024	2,016,562
2,000,000	NGL Energy Partners LP / NGL Energy Finance Corp.	7.500	11/1/2023	1,082,930
1,000,000	NuStar Logistics LP	6.000	6/1/2026	989,215
3,500,000	Occidental Petroleum Corp.	2.900	8/15/2024	2,918,300
750,000	Occidental Petroleum Corp.	3.500	8/15/2029	542,295
1,125,000	Occidental Petroleum Corp.	5.550	3/15/2026	980,348
2,000,000	Occidental Petroleum Corp.	5.875	9/1/2025	1,763,000

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	OIL & GAS - 2.5% (continued)
2,000,000	Occidental Petroleum Corp.	6.375	9/1/2028	$1,753,750
1,000,000	Occidental Petroleum Corp.	6.625	9/1/2030	877,800
750,000	Occidental Petroleum Corp.	7.500	5/1/2031	686,250
2,500,000	Occidental Petroleum Corp.	8.500	7/15/2027	2,392,188
1,750,000	Occidental Petroleum Corp.	8.875	7/15/2030	1,716,094
2,000,000	Parsley Energy LLC / Parsley Finance Corp. - 144A	5.625	10/15/2027	2,130,500
1,250,000	PBF Holding Co. LLC / PBF Finance Corp. - 144A	6.000	2/15/2028	483,531
2,250,000	PBF Holding Co. LLC / PBF Finance Corp. - 144A	9.250	5/15/2025	2,000,081
2,250,000	QEP Resources, Inc.	5.250	5/1/2023	1,792,125
750,000	Range Resources Corp.	4.875	5/15/2025	697,500
1,000,000	Range Resources Corp. - 144A	9.250	2/1/2026	1,061,500
3,250,000	Seven Generations Energy Ltd. - 144A	6.875	6/30/2023	3,261,846
1,000,000	SM Energy Co. - 144A	10.000	1/15/2025	953,750
14,049,000	Sunoco Logistics Partners Operations LP	4.400	4/1/2021	14,221,925
750,000	Sunoco LP / Sunoco Finance Corp.	5.875	3/15/2028	780,795
1,250,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	4.750	10/1/2023	1,191,019
2,250,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	5.500	9/15/2024	2,167,830
1,000,000	Tallgrass Energy Partners LP / Tallgrass Energy Finance Corp. - 144A	7.500	10/1/2025	1,011,875
1,250,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp.	5.000	1/15/2028	1,236,719
1,750,000	Targa Resources Partners LP / Targa Resources Partners Finance Corp. - 144A	5.500	3/1/2030	1,760,745
1,250,000	Western Midstream Operating LP	3.100	2/1/2025	1,179,638
1,000,000	Western Midstream Operating LP	4.750	8/15/2028	937,500
875,000	WPX Energy, Inc.	4.500	1/15/2030	841,313
1,500,000	WPX Energy, Inc.	5.875	6/15/2028	1,535,655
				151,728,652
	OIL & GAS SERVICES & EQUIPMENT - 0.1%
975,000	Transocean Guardian Ltd. - 144A	5.875	1/15/2024	597,188
750,000	Transocean Poseidon Ltd. - 144A	6.875	2/1/2027	564,375
1,000,000	Transocean Sentry Ltd. - 144A	5.375	5/15/2023	645,000
1,500,000	USA Compression Partners LP / USA Compression Finance Corp.	6.875	4/1/2026	1,490,228
2,000,000	Weatherford International Ltd. - 144A	11.000	12/1/2024	1,188,280
				4,485,071
	PUBLISHING & BROADCASTING - 0.3%
1,750,000	Gray Television, Inc. - 144A	7.000	5/15/2027	1,890,000
1,750,000	iHeartCommunications, Inc.	8.375	5/1/2027	1,701,044
1,250,000	Lamar Media Corp.	4.875	1/15/2029	1,303,125
1,500,000	Meredith Corp.	6.875	2/1/2026	1,245,938
1,000,000	Nexstar Broadcasting, Inc. - 144A	4.750	11/1/2028	1,013,025
2,500,000	Nexstar Broadcasting, Inc. - 144A	5.625	7/15/2027	2,610,163
4,750,000	Sinclair Television Group, Inc. - 144A	5.625	8/1/2024	4,749,284
875,000	TEGNA, Inc. - 144A	4.625	3/15/2028	865,008
500,000	TEGNA, Inc. - 144A	4.750	3/15/2026	514,375
1,000,000	TEGNA, Inc.	5.000	9/15/2029	1,013,440
				16,905,402
	REAL ESTATE OWNERS & DEVELOPERS - 0.1%
1,000,000	Howard Hughes Corp. - 144A	5.375	8/1/2028	1,011,875
2,000,000	Kennedy-Wilson, Inc.	5.875	4/1/2024	1,932,500
				2,944,375
	REAL ESTATE SERVICES - 0.0%
1,250,000	Realogy Group LLC / Realogy Co.-Issuer Corp. - 144A	4.875	6/1/2023	1,247,656
1,500,000	Realogy Group LLC / Realogy Co.-Issuer Corp. - 144A	7.625	6/15/2025	1,586,648
				2,834,304
	REITS - 0.6%
1,250,000	Brookfield Property REIT, Inc. / BPR Cumulus LLC / BRP Nimbus LLC / GGSI Sellco LLC - 144A	5.750	5/15/2026	1,039,844
3,000,000	ESH Hospitality, Inc. - 144A	5.250	5/1/2025	3,004,425
1,000,000	Iron Mountain, Inc. - 144A	4.500	2/15/2031	996,820
500,000	Iron Mountain, Inc. - 144A	4.875	9/15/2027	510,677
1,750,000	Iron Mountain, Inc. - 144A	4.875	9/15/2029	1,770,125
1,250,000	Iron Mountain, Inc. - 144A	5.000	7/15/2028	1,277,612
1,375,000	Iron Mountain, Inc. - 144A	5.250	7/15/2030	1,412,812
1,250,000	iStar, Inc.	4.750	10/1/2024	1,195,969
5,000,000	iStar, Inc.	5.500	2/15/2026	4,743,225
2,250,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	5.625	5/1/2024	2,372,794
1,000,000	MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.	5.750	2/1/2027	1,080,700
875,000	MPT Operating Partnership LP / MPT Finance Corp.	4.625	8/1/2029	917,630
2,875,000	MPT Operating Partnership LP / MPT Finance Corp.	6.375	3/1/2024	2,947,637
1,300,000	Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer - 144A	5.875	10/1/2028	1,276,438
1,000,000	RHP Hotel Properties LP / RHP Finance Corp.	4.750	10/15/2027	925,810
2,250,000	SBA Communications Corp. - 144A	3.875	2/15/2027	2,289,375
1,375,000	SBA Communications Corp.	4.000	10/1/2022	1,389,609
1,500,000	Service Properties Trust	7.500	9/15/2025	1,573,726
2,500,000	Uniti Group LP / Uniti Fiber Holdings Inc / CSL Capital LLC - 144A	7.875	2/15/2025	2,656,280
3,000,000	VICI Properties LP / VICI Note Co., Inc. -144A	4.250	12/1/2026	3,055,275
1,000,000	VICI Properties LP / VICI Note Co., Inc. -144A	4.625	12/1/2029	1,040,700
500,000	XHR LP - 144A	6.375	8/15/2025	497,293
				37,974,776
	RETAIL CONSUMER STAPLES- 0.3%
1,000,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC -144A	3.250	3/15/2026	982,200
1,000,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC -144A	3.500	3/15/2029	971,600
2,000,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC -144A	4.625	1/15/2027	2,064,400
1,500,000	Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC -144A	4.875	2/15/2030	1,594,650
1,125,000	Rite Aid Corp. - 144A	8.000	11/15/2026	1,129,219
8,000,000	Walgreens Boots Alliance, Inc.	3.300	11/18/2021	8,201,763
				14,943,832

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	RETAIL - DISCRETIONARY - 0.5%
3,125,000	American Builders & Contractors Supply Co., Inc. - 144A	5.875	5/15/2026	$3,248,047
1,250,000	Beacon Roofing Supply, Inc. - 144A	4.875	11/1/2025	1,228,519
625,000	Builders FirstSource, Inc. - 144A	5.000	3/1/2030	660,156
1,500,000	Builders FirstSource, Inc. - 144A	6.750	6/1/2027	1,610,625
1,000,000	Carvana Co. - 144A	5.625	10/1/2025	986,250
1,000,000	Carvana Co. - 144A	5.875	10/1/2028	988,960
3,000,000	Gap, Inc. - 144A	8.375	5/15/2023	3,352,800
1,000,000	Ken Garff Automotive LLC - 144A	4.875	9/15/2028	992,700
1,000,000	L Brands, Inc. - 144A	6.625	10/1/2030	1,051,875
2,500,000	L Brands, Inc. - 144A	6.875	7/1/2025	2,683,725
1,500,000	L Brands, Inc. - 144A	9.375	7/1/2025	1,741,875
3,000,000	Lithia Motors, Inc. - 144A	4.375	1/15/2031	3,103,125
500,000	Michaels Stores, Inc. - 144A	4.750	10/1/2027	489,500
1,125,000	Penske Automotive Group, Inc.	5.500	5/15/2026	1,162,969
2,000,000	PetSmart, Inc. - 144A	7.125	3/15/2023	2,005,000
500,000	PetSmart, Inc. - 144A	8.875	6/1/2025	512,500
2,000,000	QVC, Inc.	4.375	9/1/2028	2,005,250
1,125,000	QVC, Inc.	4.750	2/15/2027	1,149,964
2,250,000	Staples, Inc. - 144A	10.750	4/15/2027	1,791,563
				30,765,403
	SEMICONDUCTORS - 0.2%
8,101,000	Broadcom Corp / Broadcom Cayman Finance Ltd.	2.200	1/15/2021	8,127,570
600,000	ON Semiconductor Corp. - 144A	3.875	9/1/2028	611,250
1,500,000	Quorvo, Inc. - 144A	3.375	4/1/2031	1,520,625
2,250,000	Sensata Technologies U.K. Financing Co. PLC - 144A	6.250	2/15/2026	2,332,969
				12,592,414
	SOFTWARE - 0.4%
100,000	Black Knight InfoServ LLC - 144A	3.625	9/1/2028	101,375
1,500,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.- 144A	5.750	3/1/2025	1,501,230
11,000,000	j2 Cloud Services LLC / j2 Cloud Co-Obligor, Inc.- 144A	6.000	7/15/2025	11,534,600
2,000,000	Open Text Corp.- 144A	3.875	2/15/2028	2,035,000
1,250,000	Open Text Holdings, Inc.- 144A	4.125	2/15/2030	1,299,175
1,250,000	Rackspace Technology Global, Inc.- 144A	8.625	11/15/2024	1,302,812
2,000,000	Solera LLC / Solera Finance, Inc.- 144A	10.500	3/1/2024	2,079,040
2,250,000	SS&C Technologies, Inc.- 144A	5.500	9/30/2027	2,394,180
1,125,000	Veritas US Inc / Veritas Bermuda Ltd.- 144A	10.500	2/1/2024	1,047,538
				23,294,950
	SPECIALTY FINANCE - 2.4%
750,000	AerCap Holdings NV, 5 yr. USD Swaps + 4.535% **	5.875	10/10/2079	595,054
8,474,000	Air Lease Corp., 3 mo. LIBOR + 0.670% **	0.921	6/3/2021	8,453,320
2,000,000	Alliance Data Systems Corp. - 144A	7.000	1/15/2026	2,009,350
1,500,000	Ally Financial, Inc.	5.750	11/20/2025	1,706,595
23,385,000	American Express Co., 3 mo. LIBOR + 0.525% **	0.805	5/17/2021	23,439,594
20,000,000	American Express Co., 3 mo. LIBOR + 0.600% **	0.849	11/5/2021	20,095,252
17,997,000	American Express Co.	3.700	11/5/2021	18,555,915
21,443,000	Capital One Financial Corp.	3.450	4/30/2021	21,719,934
18,835,000	Capital One Financial Corp.	4.750	7/15/2021	19,420,314
4,625,000	Fortress Transportation and Infrastructure Investors LLC - 144A	6.750	3/15/2022	4,600,430
1,000,000	Freedom Mortgage Corp. - 144A	8.250	4/15/2025	1,013,100
10,000,000	General Motors Financial Co., Inc., 3 mo. LIBOR + 0.850% **	1.079	4/9/2021	10,002,508
750,000	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. - 144A	4.250	2/1/2027	649,687
2,000,000	MGIC Investment Corp.	5.250	8/15/2028	2,058,750
1,000,000	Nationstar Mortgage Holdings, Inc. - 144A	5.500	8/15/2028	999,375
1,250,000	Navient Corp.	5.000	3/15/2027	1,169,025
1,250,000	Navient Corp.	5.500	1/25/2023	1,250,781
500,000	Navient Corp.	6.750	6/25/2025	508,125
1,250,000	OneMain Finance Corp.	6.125	3/15/2024	1,315,566
1,500,000	OneMain Finance Corp.	6.625	1/5/2028	1,642,950
1,500,000	OneMain Finance Corp.	6.875	3/15/2025	1,652,813
1,750,000	OneMain Finance Corp.	7.125	3/15/2026	1,942,701
2,000,000	Quicken Loans LLC - 144A	5.250	1/15/2028	2,094,270
1,000,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. - 144A	3.625	3/1/2029	986,875
1,000,000	Quicken Loans LLC / Quicken Loans Co-Issuer, Inc. - 144A	3.875	3/1/2031	986,250
				148,868,534
	STEEL - 0.1%
3,000,000	Big River Steel LLC / BRS Finance Corp. - 144A	6.625	1/31/2029	3,095,625
6,000,000	United States Steel Corp.	6.250	3/15/2026	4,590,000
				7,685,625
	TECHNOLOGY HARDWARE - 0.5%
2,000,000	CDW LLC / CDW Finance Corp.	3.250	2/15/2029	2,000,000
1,750,000	CDW LLC / CDW Finance Corp.	5.500	12/1/2024	1,937,031
1,000,000	CommScope, Inc. - 144A	7.125	7/1/2028	1,006,870
1,000,000	CommScope Technologies LLC - 144A	5.000	3/15/2027	935,020
3,750,000	Dell International LLC / EMC Corp. - 144A	5.875	6/15/2021	3,763,725
1,250,000	Diebold Nixdorf, Inc. - 144A	9.375	7/15/2025	1,328,906
10,500,000	Hewlett Packard Enterprise Co., 3 mo. LIBOR + 0.680% **	0.929	3/12/2021	10,517,716
1,500,000	NCR Corp. - 144A	5.000	10/1/2028	1,487,812
1,500,000	NCR Corp. - 144A	5.250	10/1/2030	1,487,812
1,625,000	Telefonaktiebolaget LM Ericsson	4.125	5/15/2022	1,680,859
2,250,000	ViaSat, Inc. - 144A	5.625	9/15/2025	2,266,200
3,250,000	Western Digital Corp.	4.750	2/15/2026	3,504,475
				31,916,426
	TECHNOLOGY SERVICES - 1.0%
1,250,000	Banff Merger Sub, Inc. - 144A	9.750	9/1/2026	1,315,625
1,000,000	Booz Allen Hamilton, Inc. - 144A	3.875	9/1/2028	1,016,875
1,750,000	Dun & Bradstreet Corp. - 144A	10.250	2/15/2027	1,963,526
1,000,000	Gartner, Inc. - 144A	3.750	10/1/2030	1,023,850
1,750,000	Gartner, Inc. - 144A	4.500	7/1/2028	1,829,117
30,000,000	International Business Machines Corp., 3 mo. LIBOR + 0.400% **	0.654	5/13/2021	30,058,495
3,000,000	MPH Acquisition Holdings LLC - 144A	5.750	11/1/2028	2,951,250

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 54.5% (continued)
	TECHNOLOGY SERVICES - 1.0% (continued)
1,500,000	MSCI, Inc. - 144A	3.875	2/15/2031	$1,569,375
4,250,000	MSCI, Inc. - 144A	4.750	8/1/2026	4,425,312
1,150,000	Nielsen Co. Luxembourg SARL - 144A	5.500	10/1/2021	1,154,675
1,000,000	Nielsen Finance LLC / Nielsen Finance Co. - 144A	5.625	10/1/2028	1,033,125
1,000,000	Nielsen Finance LLC / Nielsen Finance Co. - 144A	5.875	10/1/2030	1,051,875
4,500,000	Refinitiv US Holdings, Inc. - 144A	8.250	11/15/2026	4,910,400
1,375,000	Sabre GLBL, Inc. - 144A	9.250	4/15/2025	1,517,656
750,000	Tempo Acquisition LLC / Tempo Acquisition Finance Corp. - 144A	6.750	6/1/2025	762,000
1,125,000	Verscend Escrow Corp. - 144A	9.750	8/15/2026	1,211,484
				57,794,640
	TELECOMMUNICATIONS - 1.0%
1,500,000	Altice France Holding SA - 144A	6.000	2/15/2028	1,446,532
2,000,000	Altice France SA/France - 144A	5.125	1/15/2029	2,000,600
3,250,000	Altice France SA/France - 144A	8.125	2/1/2027	3,538,096
4,375,000	CenturyLink, Inc. - 144A	5.125	12/15/2026	4,479,803
500,000	Cincinnati Bell, Inc. - 144A	7.000	7/15/2024	519,057
2,625,000	Connect Finco SARL / Connect US Finco LLC - 144A	6.750	10/1/2026	2,647,969
500,000	Hughes Satellite Systems Corp.	5.250	8/1/2026	537,667
1,250,000	Hughes Satellite Systems Corp.	6.625	8/1/2026	1,358,356
2,250,000	Hughes Satellite Systems Corp.	7.625	6/15/2021	2,314,687
3,500,000	Intelsat Jackson Holdings SA - 144A	8.000	2/15/2024	3,558,310
1,500,000	Intrado Corp. - 144A	8.500	10/15/2025	1,353,323
1,750,000	Koninklijke KPN NV, 10 yr. USD Swaps + 5.210% ** - 144A	7.000	3/28/2073	1,835,475
1,250,000	Level 3 Financing, Inc. - 144A	4.250	7/1/2028	1,257,500
1,500,000	Level 3 Financing, Inc. - 144A	4.625	9/15/2027	1,532,692
1,250,000	Qwest Corp.	6.750	12/1/2021	1,313,787
500,000	Sprint Communications, Inc.	6.000	11/15/2022	535,810
2,375,000	Sprint Corp.	7.125	6/15/2024	2,734,718
9,239,000	Sprint Corp.	7.250	9/15/2021	9,634,706
1,250,000	Sprint Corp.	7.625	2/15/2025	1,477,344
1,250,000	Sprint Corp.	7.625	3/1/2026	1,523,106
4,375,000	Sprint Corp.	7.875	9/15/2023	4,995,703
1,750,000	Telecom Italia SpA/Milano - 144A	5.303	5/30/2024	1,896,081
1,000,000	T-Mobile USA, Inc.	4.750	2/1/2028	1,072,647
500,000	T-Mobile USA, Inc.	5.375	4/15/2027	534,688
3,250,000	T-Mobile USA, Inc.	6.000	4/15/2024	3,311,588
1,000,000	Vmed O2 UK Financing I PLC - 144A	4.250	1/31/2031	1,002,500
2,125,000	Vodafone Group PLC, 5 yr. USD Swaps + 4.873% **	7.000	4/4/2079	2,523,647
1,000,000	Windstream Escrow LLC / Windstream Escrow Finance Corp. - 144A	7.750	8/15/2028	967,500
1,000,000	Zayo Group Holdings, Inc. - 144A	6.125	3/1/2028	1,010,470
				62,914,362
	TOBACCO & CANNABIS - 0.1%
7,281,000	Altria Group, Inc.	4.750	5/5/2021	7,447,881

	TRANSPORTATION & LOGISTICS - 0.3%
1,500,000	American Airlines Group, Inc. - 144A	5.000	6/1/2022	976,050
1,750,000	American Airlines, Inc. - 144A	11.750	7/15/2025	1,704,500
750,000	Delta Air Lines, Inc.	3.750	10/28/2029	627,853
1,750,000	Delta Air Lines, Inc.	7.375	1/15/2026	1,813,168
3,000,000	Delta Air Lines, Inc. / SkyMiles IP Ltd. -144A	4.500	10/20/2025	3,047,346
3,000,000	Delta Air Lines, Inc. / SkyMiles IP Ltd. - 144A	4.750	10/20/2028	3,070,961
4,000,000	XPO Logistics, Inc. - 144A	6.250	5/1/2025	4,258,780
				15,498,658
	TRANSPORTATION EQUIPMENT - 0.1%
2,500,000	Allison Transmission, Inc. - 144A	4.750	10/1/2027	2,581,250
1,000,000	Navistar International Corp. - 144A	6.625	11/1/2025	1,035,200
				3,616,450

	TOTAL CORPORATE BONDS (Cost - $3,370,209,070)			3,364,581,535

	MUNICIPAL BONDS & NOTES - 1.4%
	CALIFORNIA - 0.4%
11,435,000	Los Angeles Community College District/CA	0.276	8/1/2021	11,435,800
11,425,000	Los Angeles Community College District/CA	0.326	8/1/2022	11,428,199
5,385,000	State of California	7.700	11/1/2030	5,385,000
				28,248,999
	FLORIDA - 0.2%
10,000,000	Pinellas County School Board	2.000	6/30/2021	10,115,200

	KENTUCKY - 0.2%
10,000,000	County of Meade KY	0.180	7/1/2060	10,000,000

	NEW JERSEY - 0.5%
18,418,113	Township of Cherry Hill NJ	2.000	10/27/2021	18,729,932
13,961,125	County of Camden NJ	1.500	10/19/2021	14,122,236
				32,852,168
	TEXAS - 0.1%
7,000,000	North Texas Tollway Authority	5.000	1/1/2038	7,053,970

	TOTAL MUNICIPAL BONDS & NOTES (Cost - $88,266,410)			88,270,337

	U.S. GOVERNMENT & AGENCIES - 0.3%
20,000,000	United States Treasury Note	0.25	8/31/2025	19,890,625
	TOTAL U.S. GOVERNMENT & AGENCIES (Cost - $19,974,959)

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal Amount ($)		Coupon Rate (%)	Maturity	Value
	SHORT-TERM INVESTMENTS - 18.7%
	CERTIFICATES OF DEPOSITS - 0.8%
	BANKING - 0.8%
50,000,000	Toronto-Dominion Bank, New York, 3 mo. + 0.700% **	0.299	10/8/2021	$50,007,028
	TOTAL CERTIFICATES OF DEPOSITS (Cost - $50,000,000)

	COMMERCIAL PAPER - 0.8%
	BANKING - 0.4%
23,000,000	Hilltop Securities, Inc. - 144A	0.000	12/16/2020	22,972,112

	OIL & GAS - 0.4%
25,000,000	Shell International Finance BV - 144A	0.000	10/1/2021	24,915,767
	TOTAL COMMERCIAL PAPER (Cost $47,914,126)			47,887,879

Shares
	MONEY MARKET FUNDS - 15.5%
37,174,926	Dreyfus Treasury Obligations Cash Management Fund - Institutional Shares, 0.02% +			37,174,926
359,843,118	JPMorgan Prime Money Market Fund - Capital Shares, 0.07% +			360,059,024
284,851,539	Morgan Stanley Institutional Liquidity Funds - Prime Portfolio - Institutional Class, 0.02% +			284,895,010
274,388,151	Western Asset Institutional Liquid Reserves - Institutional Shares, 0.11% +			274,525,345
	TOTAL MONEY MARKET FUNDS (Cost - $956,820,009)			956,654,305

Principal Amount ($)
	REPURCHASE AGREEMENTS - 1.6%
100,000,000	Fixed Income Clearing Corp., dated 10/30/2020, due 11/2/2020, 0.08%, repurchase price $100,000,000 value at maturity including interest earned $100,000,667 (Collateralized by U.S. Treasury Note $65,854,400, 2.875%, 5/15/2028 and U.S. Treasury Note $21,735,200, 0.250%, 7/15/2029; aggregate market value plus accrued interest $102,000,063)			100,000,000

	TOTAL REPURCHASE AGREMENTS (Cost - $100,000,000)

	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,154,734,135)			1,154,549,212

Contracts ^		Strike Price	Expiration	Notional Amount
	OPTIONS PURCHASED * - 0.2%
	PUT OPTIONS PURCHASED - 0.2%
2,000	iShares iBoxx High Yield Corporate Bond ETF	$79.00	November-20	$15,800,000	60,000
500	S&P 500 Index E-mini	2,850.00	December-20	71,250,000	1,180,000
500	S&P 500 Index E-mini	2,900.00	December-20	72,500,000	1,372,500
1,559	S&P 500 Index E-mini	3,000.00	December-20	233,850,000	5,783,890
1,000	S&P 500 Index E-mini	3,100.00	December-20	155,000,000	4,930,000
	TOTAL OPTIONS PURCHASED (Cost $14,160,248)				13,326,390

	TOTAL INVESTMENTS - 94.5% (Cost - $5,855,297,023)				$5,836,191,543
	OPTIONS WRITTEN (Premiums Received - $113,364) - (0.0)%				(79,000)
	OTHER ASSETS LESS LIABILITIES - 5.5%				337,196,376
	NET ASSETS - 100.0%				$6,173,308,919

Contracts ^
	OPTIONS WRITTEN * - (0.0)%
	PUT OPTIONS WRITTEN - (0.0)%
(1,000)	iShares iBoxx High Yield Corporate Bond ETF	82.00	November-20	(8,200,000)	$(79,000)
	TOTAL PUT OPTIONS WRITTEN (Premiums Received - $113,364)

ETF - Exchange-Traded Fund

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

*	Non-income producing.

**	Variable rate security. Interest rate is as of October 31, 2020.

#	Affiliated Security.

^	Each option contract allows the Fund to sell 1 underlying futures contract.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $1,272,210,679 or 20.6% of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Tactical Fixed Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

FUTURES CONTRACTS

			Notional Value at	Unrealized
Number of Long Contracts	Open Long Future Contracts	Expiration	October 31, 2020	(Depreciation)
1,075	5-Year U.S. Treasury Note Futures	December-20	$135,022,150	$(264,034)
5,217	S&P 500 E-Mini Futures	December-20	851,596,995	(25,877,332)
	TOTAL FUTURES CONTRACTS			$(26,141,366)

TOTAL RETURN SWAPS

Notional Amount at October	Number of		Interest Rate			Unrealized
31, 2020	Shares	Reference Entity	Payable (1)	Termination Date	Counterparty	Appepreciation
$103,958,000	1,000,000	SPDR Bloomberg Barclays High Yield Bond ETF	3 Mth USD LIBOR plus 15bp	7/9/2021	BOA	$280,534

BOA - Bank of America

(1)	Interest rate is based upon predetermined notional amounts, which may be a multiple of the number of shares plus a specified spread.

OPEN CREDIT DEFAULT SWAP AGREEMENTS (1)
OPEN CREDIT DEFAULT SWAP AGREEMENTS - SELL PROTECTION (2)

			Interest Rate	Notional Value at		Upfront Premiums	Unrealized
Reference Entity	Counterparty	Termination Date	Payable	October 31, 2020	Fair Value	Paid	(Depreciation)
CDX North American High Yield Series 35	GS	12/20/2025	5.00%	$1,976,000,000	$80,461,623	$90,125,191	$(9,663,568)
CDX North American High Yield Series 35	MS	12/20/2025	5.00%	123,900,000	5,045,139	5,125,973	(80,834)
					$85,506,762	$95,251,164	$(9,744,402)

TOTAL OPEN CREDIT DEFAULT SWAP					$85,506,762	$95,251,164	$(9,744,402)

TOTAL SWAP DEPRECIATION							$(9,463,868)

GS - Goldman Sachs

MS - Morgan Stanley

(1)	For centrally cleared swaps, the notional amounts represent the maximum potential the Fund may pay/receive as a seller/buyer of credit protection if a credit event occurs, as defined under the terms of the swap contract, for each security included in the reference entity.

(2)	For centrally cleared swaps, when a credit event occurs as defined under the terms of the swap contract, the Fund as a seller of credit protection will either (i) pay a net amount equal to the par value of the defaulted reference entity and deliver the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value.

The accompanying notes are an integral part of these financial statements.

Navigator Ultra Short Bond Fund
PORTFOLIO OF INVESTMENTS
October 31, 2020

Principal
Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 95.5%
	AEROSPACE/DEFENSE- 7.3%
1,500,000	Spirit AeroSystems, Inc., 3 mo. LIBOR + 0.800% **	1.050	6/15/2021	$1,440,955
2,500,000	Textron, Inc., 3 mo. LIBOR + 0.550% **	0.793	11/10/2020	2,501,882
				3,942,837
	AUTO MANUFACTURERS - 20.5%
1,500,000	American Honda Finance Corp., 3 mo. LIBOR + 0.350% **	0.600	6/11/2021	1,503,011
1,000,000	BMW US Capital LLC, 3 mo. LIBOR + 0.410% - 144A **	0.631	4/12/2021	1,001,367
1,000,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.550% - 144A **	0.799	5/4/2021	1,001,478
1,000,000	Daimler Finance North America LLC, 3 mo. LIBOR + 0.900% - 144A **	1.180	2/15/2022	1,006,690
1,000,000	Ford Motor Credit Co. LLC, 3 mo. LIBOR + 2.550% **	2.770	1/7/2021	996,910
1,500,000	Ford Motor Credit Co. LLC	3.336	3/18/2021	1,501,875
1,000,000	General Motors Co., 3 mo. LIBOR + 0.900% **	1.150	9/10/2021	1,001,131
500,000	Hyundai Capital America, 3 mo. LIBOR + 0.940% - 144A **	1.170	7/8/2021	500,265
1,000,000	Nissan Motor Acceptance Corp., 3 mo. LIBOR + 0.520% ** - 144A	0.770	3/15/2021	996,463
1,500,000	Volkswagen Group of America Finance LLC, 3 mo. LIBOR + 0.860% - 144A **	1.082	9/24/2021	1,507,210
				11,016,400
	BANKS - 10.0%
1,500,000	Citibank NA, 3 mo. LIBOR + 0.570% **	0.779	7/23/2021	1,504,453
1,600,000	Manufacturers & Traders Trust Co., 3 mo. LIBOR + 0.640% **	0.886	12/1/2021	1,600,115
2,250,000	Toronto-Dominion Bank, 3 mo. LIBOR + 0.300% **	2.700	7/30/2021	2,254,197
				5,358,765
	BIOTECH & PHARMA- 2.3%
1,250,000	Bayer US Finance II, LLC, 3 mo. LIBOR + 0.630% ** - 144A	0.855	6/25/2021	1,252,846

	CABLE & SATELLITE - 2.4%
1,250,000	Time Warner Cable, LLC	4.000	9/1/2021	1,274,688

	ELECTRIC UTILITIES- 6.5%
3,500,000	NextEra Energy Capital Holdings, Inc., 3 mo. LIBOR + 0.550% **	0.806	8/28/2021	3,501,407

	FOOD - 8.6%
2,380,000	Campbell Soup Co., 3 mo. LIBOR + 0.630% **	0.880	3/15/2021	2,383,872
2,268,000	General Mills, Inc., 3 mo. LIBOR + 0.540% **	0.770	4/16/2021	2,271,853
				4,655,725
	HEALTH CARE FACILITIES & SERVICES - 7.1%
2,515,000	Cigna Corp., 3 mo. LIBOR + 0.650% **	0.896	9/17/2021	2,515,503
1,300,000	CVS Health Corp., 3 mo. LIBOR + 0.720% **	0.962	3/9/2021	1,302,638
				3,818,141
	HOME CONSTRUCTION - 0.6%
320,000	DR Horton, Inc.	2.550	12/1/2020	320,483

	INSTITUTIONAL FINANCIAL SERVICES - 1.9%
1,000,000	Goldman Sachs Group, Inc., 3 mo. LIBOR + 1.360% **	1.575	4/23/2021	1,004,980

	INSURANCE - 9.2%
175,000	Assurant, Inc., 3 mo. LIBOR + 1.250% **	1.483	3/26/2021	174,957
1,750,000	Jackson National Life Global Funding, SOFR + 0.500% - 144A **	0.584	5/27/2021	1,752,089
3,000,000	Met Tower Global Funding, SOFR + 0.550% - 144A **	0.635	1/17/2023	3,014,395
				4,941,441
	LEISURE FACILITIES & SERVICES - 3.7%
2,000,000	Marriott International, Inc., 3 mo. LIBOR + 0.650% **	0.898	3/8/2021	1,995,387

	MACHINERY - 3.7%
2,000,000	Caterpillar Financial Services Corp., 3 mo. LIBOR + 0.280% **	0.528	9/7/2021	2,004,317

The accompanying notes are an integral part of these financial statements.

Navigator Ultra Short Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
October 31, 2020

Principal
Amount ($)		Coupon Rate (%)	Maturity	Value
	CORPORATE BONDS - 95.5% (continued)
	OIL & GAS PRODUCERS - 2.8%
1,500,000	Sunoco Logistics Partners Operations, L.P.	4.400	4/1/2021	$1,518,463

	SPECIALTY FINANCE - 2.2%
1,215,000	General Motors Financial Co., Inc., 3 mo. LIBOR + 0.850% **	1.079	4/9/2021	1,215,305

	TECHNOLOGY HARDWARE - 2.8%
1,500,000	Hewlett Packard Enterprise Co., 3 mo. LIBOR + 0.680% **	0.929	3/12/2021	1,502,531

	TELECOMMUNICATIONS - 3.9%
2,000,000	Sprint Corp.	7.250	9/15/2021	2,085,660

	TOTAL CORPORATE BONDS (Cost - $51,420,962)			51,409,376

	SHORT-TERM INVESTMENTS - 4.3%
	COMMERCIAL PAPER - 3.7%
2,000,000	Hilltop Securities, Inc.	0.000	12/16/2020	1,997,575
	TOTAL COMMERCIAL PAPER (Cost - $1,997,575)

Shares
	MONEY MARKET FUND - 0.6%
324,217	Dreyfus Treasury Obligations Cash Management Fund - Institutional Shares, 0.02% +			324,217
	TOTAL SHORT TERM INVESTMENTS (Cost - $324,217)

	TOTAL INVESTMENTS - 99.8% (Cost - $53,742,754)			$53,731,168
	OTHER ASSETS LESS LIABILITIES - 0.2%			82,430
	NET ASSETS - 100.0%			$53,813,598

LIBOR - London Interbank Offered Rate

LLC - Limited Liability Company

LP - Limited Partner

PLC - Public Limited Company

SOFR - Secured Overnight Financing Rate

**	Variable rate security. Interest rate is as of October 31, 2020.

+	Money market fund; interest rate reflects seven-day effective yield on October 31, 2020.

144A - Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The aggregate value of such securities is $12,032,803 or 22.4% of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES
October 31, 2020

			Navigator
	Navigator		Sentry
	Equity Hedged		Managed
	Fund		Volatility Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $2,332,257 and $0, respectively)	$28,161,213		$7,933,970
Investments in Securities at Value (including affiliated securities of $1,595,487 and $0, respectively)	$29,139,422	(a)	$11,369,962
Deposits with Broker for Option Contracts	—		450,000
Receivable for Fund Shares Sold	133		—
Dividends, Security Lending and Interest Receivable	4,947		28
Due from Investment Advisor	3,529		24,917
Prepaid Expenses and Other Assets	46,194		8,032
Total Assets	29,194,225		11,852,939

Liabilities:
Collateral on Securities Loaned	3,566,527		—
Option Contracts Written at Value (premiums received of $0 and $2,346,371 respectively)	—		4,888,500
Payable for Fund Shares Redeemed	451		1,974
Accrued Distribution Fees	411		7
Payable to Related Parties	—		5,622
Accrued Expenses and Other Liabilities	21,727		19,877
Total Liabilities	3,589,116		4,915,980

Net Assets	$25,605,109		$6,936,959

Composition of Net Assets:
At October 31, 2020, Net Assets consisted of:
Paid-in-Capital	$26,732,280		$54,986,339
Accumulated Losses	(1,127,171)		(48,049,380)
Net Assets	$25,605,109		$6,936,959

Net Asset Value Per Share
Class A Shares:
Net Assets	$732,406		$22,747
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	80,748		30,064
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$9.07		$0.76
Maximum Offering Price Per Share (Maximum sales charge of 5.50% and 3.75%, respectively)	$9.60		$0.79

Class C Shares:
Net Assets	$283,045		$1
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	33,326		1
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$8.49		$0.75	(b)

Class I Shares:
Net Assets	$24,589,658		$6,914,211
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	2,727,270		9,157,141
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$9.02		$0.76

(a)	Includes loaned securities with a value of $5,973,400.

(b)	NAV does not recalculate due to rounding of net assets.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
October 31, 2020

	Navigator Tactical	Navigator Ultra
	Fixed Income	Short Bond
	Fund	Fund
Assets:
Investments in Securities at Cost (including affiliated securities of $47,278,635 and $0, respectively)	$5,855,297,023	$53,742,754
Investments in Securities at Value (including affiliated securities of $47,422,357 and $0 respectively)	$5,836,191,543	$53,731,168
Cash	182,377	—
Deposits with Broker for Futures Contracts	108,157,853	—
Cash Collateral for Swaps	10,009,542	—
Receivable for Fund Shares Sold	9,790,644	—
Dividends and Interest Receivable	20,067,786	101,224
Premiums Paid for Swap Contracts	95,251,164	—
Deposits with Broker for Swaps	183,746,726	—
Prepaid Expenses and Other Assets	184,168	9,243
Total Assets	6,263,581,803	53,841,635

Liabilities:
Option Contracts Written at Value (premiums received of $113,364, and $0, respectively)	79,000	—
Payable for Securities Purchased	42,471,835	—
Unrealized Depreciation on Futures Contracts	26,141,366	—
Unrealized Depreciation on Swap Contracts	9,463,868	—
Payable for Fund Shares Redeemed	6,977,460	—
Accrued Advisory Fees	4,398,798	1,150
Payable to Related Parties	196,325	6,096
Accrued Distribution Fees	29,946	17
Accrued Expenses and Other Liabilities	514,286	20,774
Total Liabilities	90,272,884	28,037

Net Assets	$6,173,308,919	$53,813,598

Composition of Net Assets:
At October 31, 2020, Net Assets consisted of:
Paid-in-Capital	$5,934,226,682	$53,799,632
Accumulated Earnings	239,082,237	13,966
Net Assets	$6,173,308,919	$53,813,598

Net Asset Value Per Share
Class A Shares:
Net Assets	$67,234,837	$80,595
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	6,325,486	7,761
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$10.63	$10.38
Maximum Offering Price Per Share (Maximum sales charge of 3.75% and 3.75%, respectively)	$11.04	$10.78

Class C Shares:
Net Assets	$18,356,559
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	1,728,161
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.62

Class I Shares:
Net Assets	$6,087,717,523	$53,733,003
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	572,304,715	5,356,989
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$10.64	$10.03

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2020

		Navigator Sentry
	Navigator Equity	Managed
	Hedged Fund	Volatility Fund
Investment Income:
Dividend Income (including income on affiliated securities of $0, and $0, respectively)	$572,171	$—
Interest Income	4,270	36,446
Securities Lending - net	72,890	—
Total Investment Income	649,331	36,446

Expenses:
Investment Advisory Fees	233,018	68,468
Distribution Fees:
Class A	1,880	123
Class C	3,224	—
Administration Fees	53,625	52,956
Registration & Filing Fees	48,001	18,340
Third Party Administrative Servicing Fees	27,785	13,258
Transfer Agent Fees	21,553	21,258
Chief Compliance Officer Fees	20,597	18,020
Audit Fees	17,021	17,021
Trustees’ Fees	14,127	17,186
Legal Fees	12,047	15,210
Custody Fees	8,439	4,135
Printing Expense	6,019	3,586
Insurance Expense	922	300
Interest Expense	—	2,141
Miscellaneous Expenses	4,008	3,917
Total Expenses	472,266	255,919
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	(8,607)	—
Less: Expenses waived or fees reimbursed by the Advisor	(125,632)	(153,055)
Net Expenses	338,027	102,864
Net Investment Income (Loss)	311,304	(66,418)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $(2,027,161), and $0, respectively)	518,270	(779,269)
Securities Sold Short	—	(2,348,040)
Options Purchased	—	(4,034,849)
Options Written	—	5,110,533
	518,270	(2,051,625)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain on affiliated securities of $1,653,050, and $0, respectively)	2,194,780	—
Options Purchased	—	3,506,256
Options Written	—	(2,618,522)
	2,194,780	887,734

Net Realized and Unrealized Gain (Loss) on Investments	2,713,050	(1,163,891)

Net Increase (Decrease) in Net Assets Resulting From Operations	$3,024,354	$(1,230,309)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended October 31, 2020

	Navigator Tactical	Navigator Ultra
	Fixed Income Fund	Short Bond Fund
Investment Income:
Dividend Income (including income on affiliated securities of $1,355,765 and $0, respectively)	$32,745,512	$—
Interest Income	80,581,830	1,232,135
Securities Lending - net	64,436	—
Total Investment Income	113,391,778	1,232,135

Expenses:
Investment Advisory Fees	46,148,400	192,926
Distribution Fees:
Class A	154,478	68
Class C	154,177	—
Third Party Administrative Servicing Fees	5,210,369	4,720
Administration Fees	1,013,160	64,002
Transfer Agent Fees	681,191	21,092
Printing Expense	391,079	4,619
Custody Fees	376,231	9,317
Registration & Filing Fees	241,764	38,791
Chief Compliance Officer Fees	104,487	20,976
Insurance Expense	97,885	2,397
Legal Fees	31,903	10,101
Audit Fees	18,239	18,550
Trustees’ Fees	15,212	14,315
Custody Overdraft Fees	—	13
Miscellaneous Expenses	165,936	6,154
Total Expenses	54,804,511	408,041
Less: Expenses waived or fees reimbursed by Advisor for Affiliated Holdings	(760,734)	—
Less: Expenses waived or fees reimbursed by the Advisor	—	(54,704)
Net Expenses	54,043,777	353,337
Net Investment Income	59,348,001	878,798

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments (including loss on affiliated securities of $1,816,280 and $0, respectively)	38,549,886	472
Futures Contracts	344,449,984	—
Swap Contracts	(66,139,150)	—
Options Purchased	(13,917,465)	—
Options Written	278,636	—
	303,221,891	472

Net Change in Unrealized Appreciation (Depreciation) on:
Investments (including gain on affiliated securities of $467,876 and $0, respectively)	(39,536,691)	(131,701)
Futures Contracts	(25,105,197)	—
Swap Contracts	(32,811,818)	—
Options Purchased	(5,729)	—
Options Written	34,364	—
	(97,425,071)	(131,701)

Net Realized and Unrealized Gain (Loss) on Investments	205,796,820	(131,229)

Net Increase in Net Assets Resulting From Operations	$265,144,821	$747,569

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Navigator Equity Hedged Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:

Net Investment Income	$311,304	$452,436
Net Realized Gain (Loss) on Investments	518,270	(1,012,542)
Distribution of Realized Gains From Underlying Investment Companies	—	9,645
Net Change in Unrealized Appreciation on Investments	2,194,780	1,441,997
Net increase in net assets resulting from operations	3,024,354	891,536

Distributions to Shareholders:
Total Distributions Paid
Class A	(6,501)	(8,918)
Class C	(1,088)	(3,779)
Class I	(331,780)	(496,054)
Net decrease in net assets resulting from distributions to shareholders	(339,369)	(508,751)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	77,163	66,720
Class C	3,500	3,500
Class I	6,554,519	10,017,042
Distributions Reinvested:
Class A	5,051	6,059
Class C	1,009	3,559
Class I	319,563	483,250
Cost of Shares Redeemed:
Class A	(161,804)	(107,641)
Class C	(92,170)	(109,101)
Class I	(16,959,015)	(15,205,500)
Net decrease in net assets resulting from shares of beneficial interest	(10,252,184)	(4,842,112)

Decrease in Net Assets	(7,567,199)	(4,459,327)

Net Assets:
Beginning of Year	33,172,308	37,631,635
End of Year	$25,605,109	$33,172,308

SHARE ACTIVITY
Class A:
Shares Sold	9,016	8,260
Shares Reinvested	592	770
Shares Redeemed	(18,363)	(13,142)
Net decrease in shares of beneficial interest outstanding	(8,755)	(4,112)

Class C:
Shares Sold	441	453
Shares Reinvested	125	484
Shares Redeemed	(11,174)	(14,297)
Net decrease in shares of beneficial interest outstanding	(10,608)	(13,360)

Class I:
Shares Sold	789,684	1,232,302
Shares Reinvested	37,659	61,824
Shares Redeemed	(1,979,285)	(1,858,879)
Net decrease in shares of beneficial interest outstanding	(1,151,942)	(564,753)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Sentry Managed Volatility Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:

Net Investment Loss	$(66,418)	$(26,665)
Net Realized Loss on Investments and Options	(2,051,625)	(3,550,339)
Net Change in Unrealized Appreciation on Investments and Options	887,734	9,744
Net decrease in net assets resulting from operations	(1,230,309)	(3,567,260)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	155,905	180,457
Class C	165	—
Class I	11,540,268	4,782,952
Cost of Shares Redeemed:
Class A	(221,377)	(32,810)
Class C	(107)	—
Class I	(12,812,816)	(6,592,382)
Net decrease in net assets resulting from shares of beneficial interest	(1,337,962)	(1,661,783)

Decrease in Net Assets	(2,568,271)	(5,229,043)

Net Assets:
Beginning of Year	9,505,230	14,734,273
End of Year	$6,936,959	$9,505,230

SHARE ACTIVITY
Class A:
Shares Sold	177,247	127,664
Shares Redeemed	(251,944)	(24,112)
Net increase (decrease) in shares of beneficial interest outstanding	(74,697)	103,552

Class C:
Shares Sold	165	—
Shares Redeemed	(165)	—
Net increase in shares of beneficial interest outstanding	—	—

Class I:
Shares Sold	13,403,675	3,365,254
Shares Redeemed	(12,464,830)	(4,381,296)
Net increase (decrease) in shares of beneficial interest outstanding	938,845	(1,016,042)

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Navigator Tactical Fixed Income Fund
	For the Year	For the Year
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:

Net Investment Income	$59,348,001	$101,829,793
Net Realized Gain on Investments, Swaps, Options and Futures Contracts	303,221,891	6,150,168
Distribution of Realized Gains From Underlying Investment Companies	—	570,645
Net Change in Unrealized Appreciation (Depreciation) on Investments, Swaps, Options and Futures Contracts	(97,425,071)	76,639,274
Net increase in net assets resulting from operations	265,144,821	185,189,880

Distributions to Shareholders:
Total Distributions Paid
Class A	(627,197)	(1,082,309)
Class C	(104,465)	(211,136)
Class I	(61,732,031)	(112,306,441)
Net decrease in net assets resulting from distributions to shareholders	(62,463,693)	(113,599,886)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	30,307,033	34,421,226
Class C	7,771,241	4,910,955
Class I	2,786,254,449	2,212,047,770
Distributions Reinvested:
Class A	598,013	1,018,292
Class C	94,425	185,052
Class I	39,284,115	71,550,043
Cost of Shares Redeemed:
Class A	(22,460,089)	(12,856,336)
Class C	(3,504,342)	(2,904,346)
Class I	(1,791,490,593)	(1,059,422,401)
Net increase in net assets resulting from shares of beneficial interest	1,046,854,252	1,248,950,255

Increase in Net Assets	1,249,535,380	1,320,540,249

Net Assets:
Beginning of Year	4,923,773,539	3,603,233,290
End of Year	$6,173,308,919	$4,923,773,539

SHARE ACTIVITY
Class A:
Shares Sold	2,909,549	3,396,959
Shares Reinvested	58,988	100,937
Shares Redeemed	(2,159,465)	(1,269,106)
Net increase in shares of beneficial interest outstanding	809,072	2,228,790

Class C:
Shares Sold	741,972	482,784
Shares Reinvested	9,311	18,287
Shares Redeemed	(337,316)	(284,936)
Net increase in shares of beneficial interest outstanding	413,967	216,135

Class I:
Shares Sold	267,029,637	217,920,847
Shares Reinvested	3,871,929	7,098,900
Shares Redeemed	(172,928,194)	(104,571,733)
Net increase in shares of beneficial interest outstanding	97,973,372	120,448,014

The accompanying notes are an integral part of these financial statements.

Navigator Funds
STATEMENT OF CHANGES IN NET ASSETS (Continued)

	Navigator Ultra Short Bond Fund
	For the Year	For the Period *
	Ended	Ended
	October 31, 2020	October 31, 2019
Operations:

Net Investment Income	$878,798	$1,535,186
Net Realized Gain on Investments	472	66,903
Net Change in Unrealized Appreciation (Depreciation) on Investments	(131,701)	120,115
Net increase in net assets resulting from operations	747,569	1,722,204

Distributions to Shareholders:
Total Distributions Paid
Class A	(71)	—
Class I	(1,169,373)	(1,304,172)
Net decrease in net assets resulting from distributions to shareholders	(1,169,444)	(1,304,172)

Beneficial Interest Transactions:
Proceeds from Shares Sold:
Class A	80,219	100
Class I	8,219,750	108,950,117
Distributions Reinvested:
Class A	71	—
Class I	1,161,300	1,304,172
Cost of Shares Redeemed:
Class A	(71)	—
Class I	(38,396,710)	(27,501,507)
Net increase (decrease) in net assets resulting from shares of beneficial interest	(28,935,441)	82,752,882

Increase (Decrease) in Net Assets	(29,357,316)	83,170,914

Net Assets:
Beginning of Period	83,170,914	—
End of Period	$53,813,598	$83,170,914

SHARE ACTIVITY
Class A:
Shares Sold	7,751	10
Shares Reinvested	7	—
Shares Redeemed	(7)	—
Net increase in shares of beneficial interest outstanding	7,751	10

Class I:
Shares Sold	820,190	10,893,074
Shares Reinvested	116,311	130,223
Shares Redeemed	(3,861,627)	(2,741,182)
Net increase (decrease) in shares of beneficial interest outstanding	(2,925,126)	8,282,115

*	For the period March 21, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class A
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$8.32	$8.26	$8.93		$9.78	$8.83	$8.72
From Operations:
Net investment income (loss) (a)	0.07	0.08	(0.01)		0.01	0.06	0.06
Net gain (loss) from securities (both realized and unrealized)	0.75	0.08	(0.66)		0.39	0.97	0.35
Total from operations	0.82	0.16	(0.67)		0.40	1.03	0.41
Distributions to shareholders from:
Net investment income	(0.07)	(0.10)	—		(0.01)	(0.08)	(0.03)
Net realized gains	—	—	—		(1.24)	—	(0.27)
Total distributions	(0.07)	(0.10)	—		(1.25)	(0.08)	(0.30)

Net Asset Value, End of Period/Year	$9.07	$8.32	$8.26		$8.93	$9.78	$8.83

Total Return (b)	9.93%	2.03%	(7.50	)% (h)	4.22%	11.68%	4.83%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$732	$745	$773		$812	$11,465	$7,022
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.75%	1.63%	1.59	% (g)	1.48%	1.53%	1.37	% (f)
net of waivers/reimbursement (c)	1.32%	1.31%	1.33	% (g)	1.31%	1.32%	1.37	% (f)
Ratio of net investment income (loss) to average net assets (c)(d)	0.77%	0.95%	(0.67	)% (g)	0.11%	0.68%	0.67%
Portfolio turnover rate	498%	470%	33	% (h)	490%	371%	363%

	Navigator Equity Hedged Fund - Class C
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$7.81	$7.78	$8.42		$9.41	$8.48	$8.42
From Operations:
Net investment income (loss) (a)	0.00	0.02	(0.01)		0.00 (e)	(0.01)	(0.01)
Net gain (loss) from securities (both realized and unrealized)	0.71	0.08	(0.63)		0.29	0.94	0.34
Total from operations	0.71	0.10	(0.64)		0.29	0.93	0.33
Distributions to shareholders from:
Net Investment Income	(0.03)	(0.07)	—		(0.04)	—	—
Net realized gains	—	—	—		(1.24)	—	(0.27)
Total distributions	(0.03)	(0.07)	—		(1.28)	—	(0.27)

Net Asset Value, End of Period/Year	$8.49	$7.81	$7.78		$8.42	$9.41	$8.48

Total Return (b)	9.06%	1.38%	(7.60	)% (h)	3.31%	10.97%	4.04%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$283	$343	$446		$484	$506	$787
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	2.50%	2.38%	2.34	% (g)	2.27%	2.28%	2.24	% (f)
net of waivers/reimbursement (c)	2.07%	2.06%	2.08	% (g)	2.06%	2.07%	2.12	% (f)
Ratio of net investment income (loss) to average net assets (c)(d)	0.02%	0.25%	(1.42	)% (g)	0.01%	(0.07)%	(0.11)%
Portfolio turnover rate	498%	470%	33	% (h)	490%	371%	363%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Per share amount represents less than $0.01 per share.

(f)	Ratio includes 0.02% attributed to interest expense.

(g)	Annualized.

(h)	Not annualized.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Equity Hedged Fund - Class I
	For the	For the	For the		For the	For the	For the
	Year Ended	Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020	October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$8.27	$8.19	$8.86		$9.84	$8.87	$8.76
From Operations:
Net investment income (loss) (a)	0.09	0.10	(0.00	) (h)	0.09	0.09	0.08
Net gain (loss) from securities (both realized and unrealized)	0.75	0.09	(0.67)		0.31	0.97	0.35
Total from operations	0.84	0.19	(0.67)		0.40	1.06	0.43
Distributions to shareholders from:
Net investment income	(0.09)	(0.11)	—		(0.14)	(0.09)	(0.05)
Net realized gains	—	—	—		(1.24)	—	(0.27)
Total distributions	(0.09)	(0.11)	—		(1.38)	(0.09)	(0.32)

Net Asset Value, End of Period/Year	$9.02	$8.27	$8.19		$8.86	$9.84	$8.87

Total Return (b)	10.20%	2.44%	(7.56	)% (g)	4.46%	12.04%	5.01%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$24,590	$32,084	$36,413		$40,055	$32,151	$34,298
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	1.50%	1.38%	1.34	% (f)	1.27%	1.28%	1.24	% (e)
net of waivers/reimbursement (c)	1.07%	1.06%	1.08	% (f)	1.06%	1.07%	1.12	% (e)
Ratio of net investment income (loss) to average net assets (c)(d)	1.02%	1.25%	(0.42	)% (f)	1.02%	0.94%	0.91%
Portfolio turnover rate	498%	470%	33	% (g)	490%	371%	363%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Ratio includes 0.02% attributed to interest expense.

(f)	Annualized.

(g)	Not annualized.

(h)	Per share amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Sentry Managed Volatility Fund - Class A
	For the		For the		For the		For the		For the		For the
	Year Ended		Year Ended		Period Ended		Year Ended		Year Ended		Year Ended
	October 31, 2020		October 31, 2019		October 31, 2018*		September 30, 2018		September 30, 2017		September 30, 2016

Net Asset Value, Beginning of Period/Year	$1.13		$1.58		$1.38		$1.97		$4.16		$6.86
From Operations:
Net investment loss (a)	(0.01)		(0.00	) (g)	(0.00	) (g)	(0.02)		(0.04)		(0.08)
Net gain (loss) from securities (both realized and unrealized)	(0.36)		(0.45)		0.20		(0.57)		(2.15)		(2.62)
Total from operations	(0.37)		(0.45)		0.20		(0.59)		(2.19)		(2.70)

Net Asset Value, End of Period/Year	$0.76		$1.13		$1.58		$1.38		$1.97		$4.16

Total Return (b)	(32.74)%		(28.48)%		14.49	% (d)	(29.95)%		(52.64)%		(39.36)%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$23		$118		$2		$2		$2		$5
Ratio of expenses to average net assets,
before waiver/reimbursement (e)	3.40	% (j)	2.59%		1.74	% (c)	2.29%		2.17	% (i)	1.90	% (i)
net of waivers/reimbursement (e)	1.50%		1.50%		0.99	% (c)	1.50%		1.56	% (i)	1.65	% (i)
Ratio of net investment loss to average net assets (e)(f)	(0.79)%		(0.08)%		(1.19	)% (c)	(1.03)%		(1.16)%		(1.57)%
Portfolio turnover rate	0%		0%		0	% (d)	0%		0%		3,321%

	Navigator Sentry Managed Volatility Fund - Class C
	For the		For the		For the		For the		For the		For the
	Year Ended		Year Ended		Period Ended		Year Ended		Year Ended		Year Ended
	October 31, 2020		October 31, 2019		October 31, 2018*		September 30, 2018		September 30, 2017		September 30, 2016

Net Asset Value, Beginning of Period/Year	$1.14		$1.60		$1.40		$1.98		$4.19		$6.87
From Operations:
Net investment loss (a)	(0.00	) (g)	(0.00	) (g)	(0.00	) (g)	(0.00	) (g)	—		—
Net gain (loss) from securities (both realized and unrealized)	(0.39)		(0.46)		0.20		(0.58)		(2.21)		(2.68)
Total from operations	(0.39)		(0.46)		0.20		(0.58)		(2.21)		(2.68)

Net Asset Value, End of Period/Year	$0.75		$1.14		$1.60		$1.40		$1.98		$4.19

Total Return (b)	(34.21)%		(28.75)%		14.29	% (d)	(29.29)%		(52.74)%		(39.01)%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$1		$1	(h)	$2	(h)	$1	(h)	$2	(h)	$4	(h)
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	4.15	% (k)	3.34%		2.99	% (c)	3.04	% (j)	2.92	% (i)	2.65	% (i)
net of waivers/reimbursement (e)	2.25%		2.25%		2.25	% (c)	2.25	% (j)	2.31	% (i)	2.40	% (i)
Ratio of net investment loss to average net assets (e)(f)	(1.54)%		(1.21)%		(2.25	)% (c)	(2.25)%		(2.25)%		(2.32)%
Portfolio turnover rate	0%		0%		0	% (d)	0%		0%		3,321%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Amount is actual; not presented in thousands.

(i)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(j)	Ratio includes equal to 0.01% of the interest expense.

(k)	Ratio includes less than 0.01% of the interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Sentry Managed Volatility Fund - Class I
	For the		For the		For the		For the	For the		For the
	Year Ended		Year Ended		Period Ended		Year Ended	Year Ended		Year Ended
	October 31, 2020		October 31, 2019		October 31, 2018*		September 30, 2018	September 30, 2017		September 30, 2016

Net Asset Value, Beginning of Period/Year	$1.14		$1.60		$1.40		$1.98	$4.19		$6.87
From Operations:
Net investment loss (a)	(0.01)		(0.00	) (h)	(0.00	) (h)	(0.01)	(0.03)		(0.07)
Net gain (loss) from securities (both realized and unrealized)	(0.37)		(0.46)		0.20		(0.57)	(2.18)		(2.61)
Total from operations	(0.38)		(0.46)		0.20		(0.58)	(2.21)		(2.68)

Net Asset Value, End of Period/Year	$0.76		$1.14		$1.60		$1.40	$1.98		$4.19

Total Return (b)	(33.33)%		(28.75)%		14.29	% (d)	(29.29)%	(52.74)%		(39.01)%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$6,914		$9,387		$14,732		$13,141	$12,282		$20,857
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	3.15	% (i)	2.34%		1.99	% (c)	2.04%	1.96	% (g)	1.65	% (g)
net of waivers/reimbursement (e)	1.25%		1.25%		1.25	% (c)	1.25%	1.31	% (g)	1.40	% (g)
Ratio of net investment loss to average net assets (e)(f)	(0.83)%		(0.21)%		(1.06	)% (c)	(0.80)%	(0.95)%		(1.32)%
Portfolio turnover rate	0%		0%		0	% (d)	0%	0%		3,321%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Ratio includes 0.15% and 0.06%, respectively, for the years ended September 30, 2016 and 2017 attributed to interest expense.

(h)	Per share amount represents less than $0.01 per share.

(i)	Ratio includes 0.03% of the interest expense.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class A
	For the		For the	For the		For the	For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$10.24		$10.06	$10.20		$10.52	$10.42	$9.55
From Operations:
Net investment income (a)	0.09		0.22	0.02		0.11	0.06	0.22
Net gain (loss) from securities (both realized and unrealized)	0.41		0.21	(0.16)		0.18	0.65	0.95
Total from operations	0.50		0.43	(0.14)		0.29	0.71	1.17
Distributions to shareholders from:
Net investment income	(0.11)		(0.24)	—		(0.43)	(0.35)	(0.30)
Net realized gains	(0.00	) (g)	(0.01)	—		(0.18)	(0.26)	—
Total distributions	(0.11)		(0.25)	—		(0.61)	(0.61)	(0.30)

Net Asset Value, End of Period/Year	$10.63		$10.24	$10.06		$10.20	$10.52	$10.42

Total Return (b)	4.95%		4.34%	(1.37	)% (d)	2.82%	7.06%	12.38%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$67,235		$56,467	$33,079		$35,743	$38,935	$32,937
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.24%		1.24%	1.21	% (c)	1.25%	1.28%	1.31%
net of waivers/reimbursement (e)	1.23%		1.22%	1.20	% (c)	1.24%	1.24%	1.22	% (h)
Ratio of net investment income to average net assets (e)(f)	0.84%		2.16%	2.05	% (c)	1.08%	0.69%	2.24%
Portfolio turnover rate	197%		151%	15	% (d)	148%	278%	302%

	Navigator Tactical Fixed Income Fund - Class C
	For the		For the	For the		For the	For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$10.27		$10.09	$10.24		$10.53	$10.43	$9.56
From Operations:
Net investment income (loss) (a)	0.01		0.14	0.01		0.03	(0.01)	0.15
Net gain (loss) from securities (both realized and unrealized)	0.41		0.22	(0.16)		0.18	0.65	0.95
Total from operations	0.42		0.36	(0.15)		0.21	0.64	1.10
Distributions to shareholders from:
Net investment income	(0.07)		(0.17)	—		(0.32)	(0.28)	(0.23)
Net realized gains	(0.00	) (g)	(0.01)	—		(0.18)	(0.26)	—
Total distributions	(0.07)		(0.18)	—		(0.50)	(0.54)	(0.23)

Net Asset Value, End of Period/Year	$10.62		$10.27	$10.09		$10.24	$10.53	$10.43

Total Return (b)	4.15%		3.56%	(1.46	)% (d)	2.06%	6.30%	11.60%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$18,357		$13,494	$11,083		$11,002	$9,155	$6,016
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	1.99%		1.99%	1.96	% (c)	2.00%	2.03%	2.06%
net of waivers/reimbursement (e)	1.98%		1.97%	1.96	% (c)	1.99%	1.99%	1.97	% (h)
Ratio of net investment income (loss) to average net assets (e)(f)	0.08%		1.42%	1.27	% (c)	0.33%	(0.09)%	1.51%
Portfolio turnover rate	197%		151%	15	% (d)	148%	278%	302%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Tactical Fixed Income Fund - Class I
	For the		For the	For the		For the	For the	For the
	Year Ended		Year Ended	Period Ended		Year Ended	Year Ended	Year Ended
	October 31, 2020		October 31, 2019	October 31, 2018*		September 30, 2018	September 30, 2017	September 30, 2016

Net Asset Value, Beginning of Period/Year	$10.23		$10.06	$10.19		$10.54	$10.43	$9.56
From Operations:
Net investment income (a)	0.11		0.24	0.02		0.15	0.09	0.25
Net gain (loss) from securities (both realized and unrealized)	0.42		0.21	(0.15)		0.16	0.66	0.94
Total from operations	0.53		0.45	(0.13)		0.31	0.75	1.19
Distributions to shareholders from:
Net investment income	(0.12)		(0.27)	—		(0.48)	(0.38)	(0.32)
Net realized gains	(0.00	) (g)	(0.01)	—		(0.18)	(0.26)	—
Total distributions	(0.12)		(0.28)	—		(0.66)	(0.64)	(0.32)

Net Asset Value, End of Period/Year	$10.64		$10.23	$10.06		$10.19	$10.54	$10.43

Total Return (b)	5.30%		4.48%	(1.28	)% (d)	3.01%	7.42%	12.63%

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$6,087,718		$4,853,812	$3,559,071		$3,514,175	$829,872	$408,942
Ratio of expenses to average net assets,
before waivers/reimbursement (e)	0.99%		0.99%	0.96	% (c)	1.00%	1.04%	0.97%
net of waivers/reimbursement (e)	0.98%		0.97%	0.96	% (c)	0.99%	0.99%	1.06	% (h)
Ratio of net investment income to average net assets (e)(f)	1.08%		2.41%	2.09	% (c)	1.44%	0.86%	2.49%
Portfolio turnover rate	197%		151%	15	% (d)	148%	278%	302%

*	For the period October 1, 2018 to October 31, 2018.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Per share amount represents less than $0.01 per share.

(h)	Represents the ratio of expenses to average net assets inclusive of advisor’s recapture of waived fees/reimbursed expenses from prior periods.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period/year presented.

	Navigator Ultra Short Bond Fund - Class A	Navigator Ultra Short Bond Fund - Class A
	For the Year Ended October 31, 2020	For the Period* Ended October 31, 2019

Net Asset Value, Beginning of Period/Year	$10.24	$10.00
From Operations:
Net investment income (a)	0.02	0.22
Net gain from securities (both realized and unrealized)	0.21 (h)	0.02
Total from operations	0.23	0.24
Distributions to shareholders from:
Net investment income	(0.08)	—
Net realized gains	(0.01)	—
Total distributions	(0.09)	—

Net Asset Value, End of Period/Year	$10.38	$10.24

Total Return (b)	2.23%	2.40	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	81	102	(g)
Ratio of expenses to average net assets,
before waivers/reimbursement (c)	0.89%	0.81	% (e)
net of waivers/reimbursement (c)	0.80%	0.80	% (e)
Ratio of net investment income to average net assets (c)(d)	0.19%	3.48	% (e)
Portfolio turnover rate	29%	62	% (f)

	Navigator Ultra Short Bond Fund - Class I	Navigator Ultra Short Bond Fund - Class I
	For the Year Ended October 31, 2020	For the Period* Ended October 31, 2019

Net Asset Value, Beginning of Period/Year	$10.04	$10.00
From Operations:
Net investment income (a)	0.14	0.15
Net gain from securities (both realized and unrealized)	0.03 (h)	0.01
Total from operations	0.17	0.16
Distributions to shareholders from:
Net investment income	(0.17)	(0.12)
Net realized gains	(0.01)	—
Total distributions	(0.18)	(0.12)

Net Asset Value, End of Period/Year	$10.03	$10.04

Total Return (b)	1.67%	1.62	% (f)

Ratios/Supplemental Data
Net assets, end of period/year (in 000’s)	$53,733	$83,171
Ratio of expenses to average net assets,
before waivers/reimbursement/recapture (c)	0.64%	0.56	% (e)
net of waivers/reimbursement/recapture (c)	0.55%	0.55	% (e)
Ratio of net investment income to average net assets (c)(d)	1.37%	2.43	% (e)
Portfolio turnover rate	29%	62	% (f)

*	Inception date of Class A and Class I shares is March 21, 2019. Start of performance is March 25, 2019.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude any sales charges (loads).

(c)	Does not include the expenses of other investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Amount is actual; not presented in thousands.

(h)	Net realized and unrealized gain (loss) on investments per share are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains (losses) in the Statements of Operations due to the share transactions for the period.

The accompanying notes are an integral part of these financial statements.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2020

1.	ORGANIZATION

Navigator Equity Hedged Fund (“Equity Fund”), Navigator Sentry Managed Volatility Fund (“Sentry Fund”), Navigator Tactical Fixed Income Fund (“Tactical Fund”) and Navigator Ultra Short Bond Fund (“Ultra Fund”) are series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005 (the Equity Fund, Sentry Fund, Tactical Fund and Ultra Fund are each a “Fund” and collectively the “Funds”). The Equity Fund, Sentry Fund, Tactical Fund and Ultra Fund are each a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund offers three classes of shares designated as Class A, Class C and Class I except the Ultra Fund which offers only Class A and Class I shares. Class A shares are offered at net asset value (“NAV”) plus a maximum sales charge of 5.50% for the Equity Fund and 3.75% for all other Funds. Class C and Class I shares are offered at NAV. Each class represents an interest in the same assets of the Funds and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The primary investment objective of the Equity Fund, which commenced operations on December 28, 2010, is long-term capital appreciation. The primary investment objective of the Sentry Fund, which commenced operations on March 6, 2014, is to seek negative correlation to the U.S. equity markets, including positive returns in unfavorable equity markets. The primary investment objective of the Tactical Fund, which commenced operations on March 27, 2014, is to seek total return with a secondary goal of current income. The primary investment objective of the Ultra Fund, which commenced operations on March 21, 2019, is current income consistent with the preservation of capital.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services Investment Companies” including FASB Accounting Standards Update (“ASU”) 2013-08.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) based on methods that include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Funds may fair value a particular bond if the advisor does not believe that the round lot value provided by the independent pricing service reflects fair value of the Funds’ holding. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

Investments in open-end investment companies are valued at NAV. Swaps are valued through an independent pricing service or at fair value based upon the daily price reporting based on the underlying index or asset.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value committee composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The committee may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value committee is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value committee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Funds utilize various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2020 for the Funds’ assets and liabilities measured at fair value:

Equity Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$22,846,422	$—	$—	$22,846,422
Mutual Fund	1,595,487	—	—	1,595,487
Short-Term Investments	1,130,986	—	—	1,130,986
Collateral For Securities Loaned	3,566,527	—	—	3,566,527
Total	$29,139,422	$—	$—	$29,139,422

Sentry Fund

Assets**	Level 1	Level 2	Level 3	Total
Call Options Purchased	$—	$1,635,000	$—	$1,635,000
Put Options Purchased	—	5,037,000	—	5,037,000
Short-Term Investments	4,697,962	—	—	4,697,962
Total	$4,697,962	$6,672,000	$—	$11,369,962

Liabilities
Call Options Written	$—	$1,965,000	$—	$1,965,000
Put Options Written	—	2,923,500	—	2,923,500
Total	$—	$4,888,500	$—	$4,888,500

Tactical Fund

Assets**	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$999,312,664	$—	$—	$999,312,664
Mutual Funds	176,259,022	—	—	176,259,022
Agency Bonds	—	20,001,758	—	20,001,758
Corporate Bonds	—	3,364,581,535	—	3,364,581,535
Municipal Bonds & Notes	—	88,270,337	—	88,270,337
U.S. Government & Agencies	—	19,890,625	—	19,890,625
Short-Term Investments	956,654,305	197,894,907	—	1,154,549,212
Options Purchased	60,000	13,266,390	—	13,326,390
Open Swap Contracts^	280,534	—	—	280,534
Total	$2,132,566,525	$3,703,905,552	$—	$5,836,472,077

Liabilities	Level 1	Level 2	Level 3	Total
Futures Contracts*	$26,141,366	$—	$—	$26,141,366
Put Options Written	79,000	—	—	$79,000
Open Swap Contracts^	9,744,402	—	—	$9,744,402
Total	$35,964,768	$—	$—	$35,964,768

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

Ultra Fund

Assets**	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$51,409,376	$—	$51,409,376
Commerical Paper	—	1,997,575	—	1,997,575
Short-Term Investments	324,217	—	—	324,217
Total	$324,217	$53,406,951	$—	$53,731,168

The Funds did not hold any Level 3 securities during the year.

*	Includes cumulative unrealized gain (loss) on futures contracts open at October 31, 2020.

**	Refer to the Portfolio of Investments for industry, geographic, or other classifications.

^	The amounts shown for swaps are unrealized appreciation/depreciation.

Valuation of Fund of Funds – The Funds may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying funds that are open-end investment companies are valued at their respective NAVs as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the NAV per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the highest cost method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Exchange Traded Funds – The Funds may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the potential lack of liquidity of an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Short Sales – A “short sale” is a transaction in which a Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund is obligated to replace the security borrowed by purchasing it on the open market at a later date. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss which could potentially be unlimited in size. Conversely, if the price declines, the Fund will realize a gain, limited to the price at which the Fund sold the security short.

Swap Agreements – The Funds are subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Funds may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities which are subject to equity price risk. The Funds may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Credit Default Swaps – Credit default swaps (“CDS”) are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Funds to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as premiums paid for swap contacts. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statements of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Funds had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

ETF, Mutual Fund and Exchange Traded Note (“ETN”) Risk – ETFs, mutual funds and ETNs are subject to investment advisory or management and other expenses, which will be indirectly paid by each Fund. Each is subject to specific risks, depending on investment strategy. Also, each may be subject to leverage risk, which will magnify losses. ETNs are subject to default risks.

Market Risk – Overall market risks may also affect the value of the Fund. The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. Factors such as economic growth and market conditions, interest rate levels, exchange rates and political events affect the securities markets. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. Unexpected local, regional or global events and their aftermath, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; recessions and depressions; or other tragedies, catastrophes and events could have a significant impact on the Fund and its investments and could result in increased premiums or discounts to the Fund’s net asset value, and may impair market liquidity, thereby increasing liquidity risk. Such events can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. In times of severe market disruptions you could lose your entire investment.

An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

Futures – The Tactical Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. To help manage interest rate risk, the Tactical Fund may enter into futures contracts. Upon entering into a futures contract with a broker, the Tactical Fund is required to deposit in a segregated account a specified amount of cash or U.S. government securities which are classified as deposits with broker in the accompanying Statements of Assets and Liabilities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Tactical Fund will receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Tactical Fund recognizes a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

changes in the value of the underlying securities. With futures contracts, there is minimal counterparty credit risk to the Tactical Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are listed after the Tactical Fund’s Portfolios of Investments.

Option Transactions – The Funds are subject to equity price and interest rate risk in the normal course of pursuing their investment objective and may purchase or sell options to help hedge against risk. When a Fund writes put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolios or to gain inverse exposure to market index. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. Call options are purchased to allow the Funds to enter a futures contract or purchase an exchange-traded note at a specified price. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security, index, or future rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security, index, or future in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Repurchase Agreements – The Tactical Fund may purchase securities from financial institutions subject to the seller’s agreement to repurchase and the Tactical Fund’s agreement to resell the securities at par. The Advisor only enters into repurchase agreements with financial institutions that are primary dealers and deemed to be creditworthy by the Advisor in accordance with procedures adopted by the Board. Securities purchased subject to repurchase agreements are maintained with a custodian of the Fund and must have, at all times, an aggregate market value plus accrued interest greater than or equal to the repurchase price. If the market value of the underlying securities falls below 102% of the value of the repurchase price, the Fund will require the seller to deposit additional collateral by the next business day. In the event that the seller under the agreement defaults on its repurchase obligation or fails to deposit sufficient collateral, the Fund has the contractual right, subject to the requirements of applicable bankruptcy and insolvency laws, to sell the underlying securities and may claim any resulting loss from the seller.

The notional value of the derivative instruments outstanding as of October 31, 2020 as disclosed in the Portfolios of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statements of Operations serve as indicators of the volume of derivative activity for the Funds.

Offsetting of Financial Assets and Derivative Assets and Liabilities – International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by the Tactical Fund and their counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreements. Any election to early terminate could be material to the financial statements. Additionally, the Tactical Fund and each derivative

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

counterparty enter into a Credit Support Annex which becomes part of the ISDA Master Agreement. The Credit Support Annex governs the margin collateral arrangements between the Tactical Fund and the derivative counterparty.

Under an ISDA Master Agreement or similar agreement, the Funds typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by a counterparty, the return of collateral with market value in excess of the Funds net liability, held by the defaulting party, may be delayed or denied.

The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2020.

Equity Fund:

Gross Amounts Not Offset in the
Liabilities:				Statements of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in the
	Gross Amounts	Statement of	Statement of	Financial
	of Recognized	Assets &	Assets &	Instruments	Collateral
Description	Liabilities	Liabilities	Liabilities	Pledged (1)	Pledged/(Received)	Net Amount
Securities lending	$3,566,527	$—	$3,566,527	$3,566,527	$—	$—

(1)	Included with investments in securities at value on the Statement of Assets of Liabilities.

Sentry Fund:

Gross Amounts Not Offset in the Statement
Liabilities:					of Assets & Liabilities
			Gross Amounts	Net Amounts
		Gross	Offset in the	Presented in
		Amounts of	Statement of	the Statement	Financial
		Recognized	Assets &	of Assets &	Instruments	Collateral
Description	Counterparty	Liabilities	Liabilities	Liabilities	Pledged (2)	Pledged/(Received) (1)	Net Amount
Options contracts written	Pershing	$4,888,500	$—	$4,888,500	$4,438,500	$450,000	$—

(1)	Included with deposit with broker on the Statement of Assets of Liabilities.

(2)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged.

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options/Volatility and Equity price risk	Investments in Securities at Value	$6,672,000	Options Contracts Written at Value	$4,888,500
		$6,672,000		$4,888,500

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020.

			Change in Unrealized
			Appreciation
Contract Type/Primary Risk		Realized Gain (Loss) on	/(Depreciation) on
Exposure	Location of Gain or (Loss) on Derivatives	Derivatives	Derivatives
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation/(depreciation) on options purchased	$(4,034,849)	$3,506,256
Options/Volatility risk and Equity price risk	Net realized gain (loss) on options written / Net change in unrealized appreciation/(depreciation) on options written	5,110,533	(2,618,522)
Total		$1,075,684	$887,734

Tactical Fund:

					Gross Amounts Not Offset in the
Assets:					Statement of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
			Statement of	Presented in the	Financial
	Counter	Gross Amounts of	Assets &	Statement of Assets	Instruments
Description	party	Recognized Assets	Liabilities	& Liabilities	Pledged	Collateral (Received)		Net Amount
Repurchase Agreement	FICC	$100,000,000	$—	$100,000,000	$—	$—		$100,000,000
Swap Contracts	BOA	280,534	—	280,534	—	—		280,534
Total		$100,280,534	$—	$100,280,534	$—	$—		$100,280,534

					Gross Amounts Not Offset in the
Liabilities:					Statement of Assets & Liabilities
			Gross Amounts
			Offset in the	Net Amounts
		Gross Amounts of	Statement of	Presented in the
	Counter	Recognized	Assets &	Statement of Assets	Financial
Description	party	Liabilities	Liabilities	& Liabilities	Instruments	Collateral Pledged		Net Amount
Futures Contracts	GS	$26,141,366	$—	$26,141,366	$—	$26,141,366		$—
Options Contracts Written	PER	79,000	—	79,000	—	79,000		—
Swap Contracts	GS	9,663,568	—	9,663,568	—	9,663,568	*	—
Swap Contracts	MS	80,834	—	80,834	—	80,834	*	—
Total		$35,964,768	$—	$35,964,768	$—	$35,964,768		$—

*	Included with Due to Broker for Swaps and Cash Collateral for Swaps on the Statement of Assets and Liabilities.

FICC - Fixed Income Clearing Corp.

GS - Goldman Sachs

MS - Morgan Stanley

PER - Pershing

The effect of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2020.

	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Options Index rate risk	Investments in Securities at Value	$13,266,390	Option Contracts Written at Value	$—
Options Equity rate risk	Investments in Securities at Value	60,000	Option Contracts Written at Value	79,000
Futures contracts/Interest rate risk	Unrealized Appreciation on Futures Contracts	—	Unrealized Depreciation on Futures Contracts	26,141,366
Credit default swaps/Credit risk	Unrealized Appreciation on Swap Contracts	—	Unrealized Depreciation on Swap Contracts	9,744,402
Total return swaps/Interest rate risk	Unrealized Appreciation on Swap Contracts	280,534	Unrealized Depreciation on Swap Contracts	—
		$13,606,924		$35,964,768

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

The effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2020.

			Change in Unrealized
		Realized	Appreciation
Contract Type/	Location of Gain or (Loss) On	Gain (Loss)	/(Depreciation)
Primary Risk Exposure	Derivatives	on Derivatives	on Derivatives
Credit default swaps/Credit risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	$(151,600,214)	$(33,597,270)
Total return swaps/interest rate risk	Net realized gain (loss) on swaps contracts/Net change in unrealized appreciation (depreciation) on swaps contracts	85,461,064	785,452
Futures contracts /Interest rate risk	Net realized gain (loss) on futures contracts/Net change in unrealized appreciation (depreciation) on futures contracts	344,449,984	(25,105,197)
Options Index/Equity rate risk	Net realized gain (loss) on options purchased/Net change in unrealized appreciation (depreciation) on options purchased	(13,917,465)	(5,729)
Options Index/Equity rate risk	Net realized gain (loss) on options written / Net change unrealized appreciation/(depreciation) on options written	278,636	34,364
Total		$264,672,005	$(57,888,380)

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Funds intend to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore, no provision for Federal income tax is required. The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years ended September 30, 2017 to September 30, 2018 and October 31, 2018 to October 31, 2019, or expected to be taken in the Funds’ October 31, 2020 year-end tax returns. The Funds have identified their major tax jurisdictions as U.S. federal, Ohio, Nebraska (for fiscal years prior to fiscal year ended October 31, 2019) and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Dividends from investment income are declared and paid quarterly for the Funds and are recorded on the ex-dividend date. The Funds will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or NAV per share of the Funds.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Trust expects the risk of loss due to these warranties and indemnities to be remote.

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

3.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Clark Capital Management Group, Inc. serves as the Funds’ investment advisor (the “Advisor”).

Pursuant to the investment advisory agreement (the “Advisory Agreement”) with the Trust on behalf of the Funds, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Advisor receives monthly fees calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Equity Fund, 0.85% of the average daily net assets of the Sentry Fund, 0.85% of the average daily net assets of the Tactical Fund up to $4.5 billion, 0.80% of the of the average daily net assets of the Tactical Fund from $4.5 billion to $5.5 billion and 0.75% of the average daily net assets of the Tactical Fund above $5.5 billion (previously 0.85% through June 24, 2019) and 0.30% of the average daily net assets of the Ultra Fund. For the year ended October 31, 2020, the Advisor earned advisory fees of $233,018, $68,468, $46,148,400 and $192,926 for the Equity Fund, Sentry Fund, Tactical Fund and Ultra Fund, respectively.

Pursuant to an exemptive order, the Equity Fund invested a portion of its assets in the Sentry Fund and the Tactical Fund invested a portion of its assets in the Navigator Duration Neutral Bond Fund and Ultra Fund. The Advisor has agreed to waive its net advisory fee (after expense limitation agreement waiver) on the portion of the Equity Fund’s assets that are invested in the Sentry Fund and the Tactical Fund’s assets that are invested in the Ultra Fund. For the year ended October 31, 2020, the Equity Fund and Tactical Fund waived $8,607 and $760,734, respectively, in advisory fees pursuant to this agreement.

The Advisor has contractually agreed to waive all or part of its management fees and/or make payments to limit the Funds’ expenses (exclusive of any front-end or contingent deferred loads; brokerage fees and commissions; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; expenses incurred in connection with any merger or reorganization; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor) at least until the expiration dates specified below and will not exceed the following levels of the average daily net assets attributable to each class of shares:

Fund	Class A	Class C	Class I	Expiration Date
Equity Fund	1.35%	2.10%	1.10%	1/31/2021
Sentry Fund	1.50%	2.25%	1.25%	1/31/2021
Tactical Fund	—	—	—	—
Ultra Fund	0.80%	—	0.55%	1/31/2021

Waivers and expense payments may be recouped by the Advisor from the Funds, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended October 31, 2020 the Advisor waived $125,632, $153,055 and $54,704 in fees from the Equity Fund, Sentry Fund and Ultra Fund, respectively, pursuant to its contractual agreement.

The following table shows the remaining waived expenses subject to potential recovery which expire in:

Fund	September 30, 2021	October 31, 2021	October 31, 2022	October 31, 2023	Total
Equity Fund	$76,204	$8,250	$102,489	$125,632	$312,575
Sentry Fund	113,601	9,750	135,211	153,055	411,617
Ultra Fund	—	—	8,732	54,704	63,436

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (“NLD” or the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plans (the “Plans”) for Class A and Class C shares, respectively, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

and shareholder services. Under the Plans, the Funds may pay 0.25% per year of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares for such distribution and shareholder service activities. For the year ended October 31, 2020, the Equity Fund incurred distribution fees of $1,880 and $3,224 for Class A shares and Class C shares, respectively, the Sentry Fund incurred distribution fees of $123 for Class A shares, the Tactical Fund incurred distribution fees of $154,478 and $154,177 for Class A shares and Class C shares and the Ultra Fund incurred distribution fees of $68 for Class A shares.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the year ended October 31, 2020, the Distributor received $88,723 in underwriting commissions for sales of Class A shares, of which $7,941 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from the sale of securities, other than short-term securities and U.S. Government securities, for the year ended October 31, 2020, amounted to $148,203,259 and $159,020,159, respectively, for the Equity Fund; $0 and $0, respectively, for the Sentry Fund; $8,241,030,880 and $7,156,857,430, respectively, for the Tactical Fund; and $15,093,161 and $35,884,191, respectively, for the Ultra Fund. The cost of purchases and the proceeds from the sale of U.S. Government securities for the year ended October 31, 2020 for the Tactical Fund were $62,073,583 and $65,748,396, respectively.

5.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

The identified cost of investments in securities owned by each Fund for federal income tax purposes excluding futures and swaps, and its respective gross unrealized appreciation and depreciation at October 31, 2020, were as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
	Tax Cost	Appreciation	Depreciation	(Depreciation)
Equity Fund	$28,206,792	$1,821,847	$(889,217)	$932,630
Sentry Fund	6,481,462	—	—	—
Tactical Fund	5,931,981,483	22,417,600	(63,749,331)	(41,331,731)
Ultra Fund	53,742,754	62,682	(74,268)	(11,586)

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the years ended October 31, 2020 and October 31, 2019 was as follows:

For the year ended October 31, 2020:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$339,369	$—	$—	$339,369
Sentry Fund	—	—	—	—
Tactical Fund	62,463,693	—	—	62,463,693
Ultra Fund	1,169,444	—	—	1,169,444

For the year ended October 31, 2019:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Equity Fund	$508,751	$—	$—	$508,751
Sentry Fund	—	—	—	—
Tactical Fund	111,472,108	2,127,778	—	113,599,886
Ultra Fund	1,304,172	—	—	1,304,172

As of October 31, 2020, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed		Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term		Carry	Book/Tax	Appreciation	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Equity Fund	$20,685	$—	$—	$(2,080,486)	$—	$932,630	$(1,127,171)
Sentry Fund	—	—	(63,880)	(47,985,500)	—	—	(48,049,380)
Tactical Fund	89,281,178	191,132,790	—	—	—	(41,331,731)	239,082,237
Ultra Fund	25,552	—	—	—	—	(11,586)	13,966

The difference between book basis and tax basis undistributed net investment income, unrealized appreciation/(depreciation) and accumulated net realized gain/(loss) from investments is primarily attributable to the tax deferral of losses on wash sales, and the mark-to-market treatment of open futures and options.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Sentry Fund incurred and elected to defer such late year losses of $63,880.

At October 31, 2020, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized, as follows:

				Capital Loss Carry
	Short-Term	Long-Term	Total	Forward Utilized
Equity Fund	$—	$2,080,486	$2,080,486	$139,307
Sentry Fund	29,688,139	18,297,361	47,985,500	—
Tactical Fund	—	—	—	24,403,623
Ultra Fund	—	—	—	—

Permanent book and tax differences, primarily attributable to net operating losses, resulted in reclassification for the year ended October 31, 2020 as follows:

	Paid In	Accumulated
	Capital	Earnings (Losses)
Equity Fund	$—	$—
Sentry Fund	(2,538)	2,538
Tactical Fund	—	—
Ultra Fund	—	—

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

7.	SECURITIES LENDING

The Funds have entered into a securities lending arrangement (the “Agreement”) with The Bank of New York Mellon (the “Lending Agent”). Under the terms of the Agreement, the Funds are authorized to loan securities to the Lending Agent. In exchange, the Funds receive cash and “non-cash” or “securities” collateral in the amount of at least 102% of the value of the securities loaned. The value of securities loaned is disclosed in a footnote on the Statements of Assets and Liabilities and on the Portfolios of Investments. Securities lending income is disclosed in the Funds’ Statements of Operations. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the Lending Agent fails to return the securities on loan. The Funds’ cash collateral received in securities lending transactions is invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio, as presented below. The Lending Agent retains the right to offset amounts payable to the Funds under the Agreement against amounts payable by the Lending Agent. Accordingly, the Agreement does not permit the Funds to enforce a netting arrangement. As of October 31, 2020, the Equity Fund loaned securities which were collateralized by cash and other securities. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities Loaned	Value of Collateral*
Equity Fund	$5,973,400	$6,216,372

*	The Equity Fund received cash collateral of $3,566,527, which was subsequently invested in the Morgan Stanley Institutional Liquidity Funds Government Portfolio as reported in the Portfolios of Investments. In addition, the Equity Fund received non-cash collateral of $2,649,845, in the form of U.S. Government obligations, which the Funds cannot sell or repledge, and accordingly are not reflected in the Portfolios of Investments.

Securities Lending Transactions
Overnight and Continuous
Equity Fund
Morgan Stanley Institutional Liquidity Funds-Government Portfolio	$3,566,527

8.	INVESTMENT IN AFFILIATED COMPANIES

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or are affiliated through common management. Companies which are affiliates of the Equity Fund and Tactical Fund as of October 31, 2020 are noted in each Fund’s Portfolio of Investments. Transactions during the year ended October 31, 2020 with affiliated companies were as follows:

Equity Fund

					Change in
	Value - Beginning		Sales	Realized Gain /	Unrealized Gain /	Dividend	Value - End of	Ending
Affiliated Holding	of Year	Purchases	Proceeds	(Loss)	(Loss)	Income	Year	Shares
Sentry Fund	$2,422,598	$1,347,000	$(1,800,000)	$(2,027,161)	$1,653,050	$—	$1,595,487	2,099,325

Tactical Fund

					Change in
	Value - Beginning			Realized Gain /	Unrealized Gain /	Dividend	Value - End of
Affiliated Holding	of Year	Purchases	Sales Proceeds	(Loss)	(Loss)	Income	Year	Ending Shares
Duration Fund	$36,962,148	$210,140	$(36,219,828)	$(1,606,107)	$653,647	$223,226	$—	$—
Ultra Fund	82,702,937	1,132,539	(36,017,175)	(210,173)	(185,771)	1,132,539	47,422,357	4,728,052
	$119,665,085	$1,342,679	$(72,237,003)	$(1,816,280)	$467,876	$1,355,765	$47,422,357	4,728,052

Navigator Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
October 31, 2020

9.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund under section 2(a)(9) of the 1940 Act. As of October 31, 2020, National Financial Services LLC accounts holding Shares for the benefit of others, held approximately 25.84% and 56.51% for the Equity Fund and Tactical Fund, respectively of the voting securities of the Fund. As of October 31, 2020, Pershing LLC, accounts holding shares for the benefit of others, held approximately 56.15% and 89.56% of the Equity Fund and Sentry Fund, respectively of the voting securities of the Fund. As of October 31, 2020, Mac & Co. held approximately 88.13% of the Ultra Fund.

10.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The following Fund currently invest a portion of its assets in the corresponding investment at October 31, 2020. The Fund may redeem its investment from the investment at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund will be directly affected by the performance of the investment. The financial statements of the investment, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Fund’s financial statements.

Fund	Investment	Percentage of Net Assets
Sentry Fund	Milestone Treasury Obligations Fund	62.1%

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, and Navigator Ultra Short Bond Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Navigator Equity Hedged Fund, Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, and Navigator Ultra Short Bond Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust (the “Funds”), including the portfolios of investments, as of October 31, 2020, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights as noted in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of October 31, 2020, and the results of their operations for the year then ended, the changes in their net assets and their financial highlights as noted in the table below, in conformity with accounting principles generally accepted in the United States of America.

Fund	Changes in Net Assets and Financial Highlights
Navigator Equity Hedged Fund	The statements of changes in net assets for each of the years in the two-year period ended October 31, 2020 and the financial highlights for each of the years in the two-year period ended October 31, 2020, the one-month period ended October 31, 2018 and for each of the years in the three-year period ended September 30, 2018.
Navigator Sentry Managed Volatility Fund
Navigator Tactical Fixed Income Fund
Navigator Ultra Short Bond Fund	The statements of changes in net assets and the financial highlights for the year ended October 31, 2020 and for the period from March 21, 2019 (commencement of operations) through October 31, 2019.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020 by correspondence with the custodian, counterparties, brokers, or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania
December 30, 2020

Navigator Funds
DISCLOSURE OF FUND EXPENSES (Unaudited)
October 31, 2020

As a shareholder of the Funds you incur two types of costs: (1) transaction costs (such as front-end loads) and (2) ongoing costs, including advisory fees, distribution and/or service (12b-1 fees) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time beginning May 1, 2020 and held through October 31, 2020.

Actual Expenses: The “Actual” columns in the table below provide information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes: The “Hypothetical” columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses	Ending	Expenses
	Annualized	Account Value	Account Value	Paid During	Account Value	Paid During
Class A	Expense Ratio	5/1/20	10/31/20	Period*	10/31/20	Period*
Navigator Equity Hedged Fund	1.33%	$1,000.00	$1,132.30	$7.13	$1,018.45	$6.75
Navigator Sentry Managed Volatility Fund	1.50%	$1,000.00	$883.70	$7.11	$1,017.59	$7.62
Navigator Tactical Fixed Income Fund	1.22%	$1,000.00	$1,029.00	$6.20	$1,019.02	$6.17
Navigator Ultra Short Bond Fund	0.80%	$1,000.00	$1,017.50	$4.06	$1,021.11	$4.07

Class C
Navigator Equity Hedged Fund	2.08%	$1,000.00	$1,128.30	$11.13	$1,014.68	$10.53
Navigator Sentry Managed Volatility Fund	2.25%	$1,000.00	$872.10	$10.59	$1,013.83	$11.39
Navigator Tactical Fixed Income Fund	1.98%	$1,000.00	$1,025.10	$10.07	$1,015.19	$10.02

Class I
Navigator Equity Hedged Fund	1.08%	$1,000.00	$1,135.20	$5.80	$1,019.71	$5.48
Navigator Sentry Managed Volatility Fund	1.25%	$1,000.00	$883.70	$5.92	$1,018.85	$6.34
Navigator Tactical Fixed Income Fund	0.97%	$1,000.00	$1,030.10	$4.97	$1,020.24	$4.95
Navigator Ultra Short Bond Fund	0.55%	$1,000.00	$1,019.00	$2.79	$1,022.37	$2.80

*	Expenses are equal to the average account value over the period, multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the period ended October 31, 2020 (184) divided by the number of days in the fiscal year (366).

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The Funds have adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal period ended October 31, 2020, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Funds’ investments and determined that the Funds held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Funds’ liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Funds’ liquidity risk management program has been effectively implemented.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited)
October 31, 2020

Clark Capital Management Group, Inc. (Adviser to Navigator Equity Hedged Fund (“Navigator Equity”), Navigator Sentry Managed Volatility Fund (“Navigator Sentry”), Navigator Tactical Fixed Income Fund (“Navigator Tactical”) and Navigator Ultra Short Bond Fund (“Navigator Ultra”)*

In connection with the regular meeting held on June 4-5, 2020 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the re-approval of an investment advisory agreement (the “Advisory Agreement”) between Clark Capital Management Group, Inc. (“Adviser” or “Clark”) and the Trust, with respect to the Navigator Equity, Navigator Sentry, Navigator Tactical and Navigator Ultra (each a “Fund” and collectively referred to as the “Funds). In considering the re-approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent & Quality of Services.

The Trustees noted that Clark was founded in 1986 and had approximately $17.3 billion in assets under management and provided multiple investment strategies across several asset classes either directly or through model portfolios. The Trustees reviewed the background information on Clark’s key personnel, taking into consideration their education and financial industry experience. They noted that Clark’s team of portfolio managers incorporated ongoing research of ETFs, mutual funds, individual securities, and technical and credit analysis into its quantitative models. They further noted that Clark placed an emphasis on risk management and employed various risk management techniques unique to each Navigator Fund to manage volatility. They acknowledged that Clark monitored compliance with each Fund’s investment limitations by utilizing Excel spreadsheets that were linked to Bloomberg API data. They reviewed Clark’s explanation that these Excel spreadsheets alerted portfolio managers when trades potentially neared pre-set limitations and these limitations were regularly reviewed by Clark’s compliance team. The Trustees discussed Clark’s broker-dealer selection and noted that Clark established a best execution committee to review, evaluate, and select broker-dealers on a variety of factors. The Trustees concluded that Clark had the resources to continue to provide high quality service to each Fund and its shareholders.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2020

Performance.

Navigator Equity. The Trustees reviewed the Fund’s objective and Morningstar category. They noted that the Fund underperformed its Morningstar category median, peer group median, and benchmark over three-year, five-year, and since inception periods. They observed that the Fund outperformed its benchmark for the one-year period and performed equal to its peer group and Morningstar category medians for the same period, and had a three star Morningstar rating. They Trustees considered Clark’s explanation that the underperformance related to the Fund’s constant hedge and that none of the funds in its peer group utilized a similar strategy. The Trustees concluded that Clark had managed the Fund in accordance with the strategy articulated in the Fund’s prospectus.

Navigator Sentry. The Trustees reviewed the Fund’s objective and Morningstar category returns. They noted that the Fund underperformed its benchmark as well as its peer group and Morningstar category medians over all time periods. The Trustees further reviewed a supplement provided by Clark, which depicted the Fund’s performance during the period of market volatility caused by the Coronavirus pandemic. They noted that the Fund outperformed its benchmark during that time period. They concluded that the adviser had managed the Fund in a manner consistent with its investment objective.

Navigator Tactical. The Trustees reviewed the Fund’s objective and Morningstar category. The Trustees observed that the Fund outperformed its benchmark, Morningstar category median and peer group median over all periods. They noted that the Fund maintained a 5-star rating from Morningstar. The Trustees concluded that Clark had done an excellent job implementing the Fund’s strategy to the benefit of shareholders.

Navigator Ultra. The Trustees reviewed the Fund’s objective and Morningstar category. They observed that the Fund underperformed its Morningstar category median and peer group median over the one-year period and since inception periods. The Trustees noted the adviser’s rationale for the Fund’s underperformance being attributable to widening of spreads for the debt securities during the market volatility caused by the Coronavirus pandemic. The Trustees concluded that Clark was managing the Fund in accordance with the strategy articulated in the Fund’s prospectus.

Fees and Expenses.

Navigator Equity. The Trustees reviewed the Fund’s advisory fee of 0.75% and noted that it was lower than both the Morningstar category median and average as well as its peer group median and average. The Trustees considered the Fund’s net expense ratio and noted that it was lower than the Fund’s peer group median and average and lower than the Morningstar category average and median. The Trustees further noted that the Fund’s advisory fee was lower than an advisory fee charged by the Fund’s adviser for managing a similar strategy. The Trustees agreed that the advisory fee was not unreasonable.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2020

Navigator Sentry. The Trustees reviewed the Fund’s advisory fee of 0.85% and noted that it was lower than both the Morningstar category median and average as well as its peer group median and average. The Trustees considered the Fund’s net expense ratio and noted that it was lower than the Fund’s peer group median and average and lower than the Morningstar category average and median. The Trustees agreed that the advisory fee was not unreasonable.

Navigator Tactical. The Trustees reviewed the Fund’s maximum advisory fee of 0.85% (with breakpoints beginning at $4.5 billion) and noted that it was higher than both the Morningstar category average and median as well as the peer group average and median but was within the range of both comparable metrics. They further noted the Fund’s net expense ratio was higher than its peer group average and median and higher than its Morningstar category average and median but was within the range of both comparable metrics. The Trustees agreed that the advisory fee was not unreasonable.

Navigator Ultra. The Trustees reviewed the Fund’s advisory fee of 0.30% and noted that it was slightly higher than both the Morningstar category average and median as well as the peer group average and median but was within the range of both comparable metrics. They further noted the Fund’s net expense ratio was higher than its peer group average and median and higher than its Morningstar category average and median but was within the range of both comparable metrics. The Trustees agreed that the advisory fee was not unreasonable.

Economies of Scale.

The Trustees considered whether economies of scale had been reached with respect to the fees paid to Clark on behalf of the Navigator Funds. The Trustees noted that Clark had agreed to breakpoints in its advisory fee with respect to Navigator Tactical. The Trustees further noted that for the remaining Navigator Funds, Clark indicated a willingness to implement breakpoints once each Fund’s assets increased meaningfully. The Trustees acknowledged that Clark’s position that it had agreed to fees that, for each Fund, the adviser shared economies with shareholders prior to each Fund gaining significant assets. After a further discussion, the Trustees concluded that the breakpoints for Navigator Tactical remained appropriate and in the best interests of shareholders and the absence of breakpoints for the remaining Navigator Funds was reasonable and would be considered as each Fund’s assets increased.

Profitability.

The Trustees reviewed the profitability analysis provided by Clark with respect to each Navigator Fund. They noted that Clark realized a loss for each Fund with the exception of Navigator Tactical. The Trustees discussed Clark’s profits from its relationship with Navigator Tactical and concluded that such profits, while healthy, were not excessive. In regard to each of the remaining Navigator Funds, the Trustees concluded that excessive profitability was not an issue at this time.

Navigator Funds
ADVISORY AGREEMENTS (Unaudited) (Continued)
October 31, 2020

Conclusion.

Having requested and received such information from Clark as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement and as assisted by the advice of counsel, the Trustees concluded that the fee structures were unreasonable and that renewal of the advisory agreement with Clark was in the best interests of the shareholders of each Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited)
October 31, 2020

The Trustees and the executive officers of the Trust are listed below with their present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and Carlyle Tactical Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Retired, previously held several positions in a major Wall Street firm including Capital Markets Controller, Director of Global Taxation, and CFO of the Specialty Finance Group.	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (2007-2019).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired (since 2012). Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Director, Lynn Pippenger School of Accountancy Muma College of Business, University of South Florida, Tampa FL (since 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009-2012).	4	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

10/31/20 – NLFT_v1

Navigator Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
October 31, 2020

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf Born in 1969	President Since June 2017	Vice President, The Ultimus Group, LLC and Executive Vice President, Gemini Fund Services, LLC (since 2019); President, Gemini Fund Services, LLC (2012-2019) Treasurer of the Trust (2006-June 2017); Director of Fund Administration, Gemini Fund Services, LLC (2006 -2012); and Vice-President, Blu Giant, LLC, (2004 -2013).	N/A	N/A
Richard Malinowski Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President, Gemini Fund Services, LLC (2012-2016)	N/A	N/A
James Colantino Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration, Gemini Fund Services, LLC (since 2012).	N/A	N/A
Stephanie Shearer Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Manager of Legal Administration, Gemini Fund Services, LLC (since 2018); Senior Paralegal, Gemini Fund Services, LLC (from 2013 - 2018); Paralegal, Gemini Fund Services, LLC (2010-2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer, Northern Lights Compliance Services, LLC (2007-2010), Manager and Senior Compliance Officer, Northern Lights Compliance Services, LLC, (2010 – 2019), Senior Vice President, Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2020).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of October 31, 2020, the Trust was comprised of 70 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds in the Trust advised by the Fund’s Adviser. The Funds do not hold themselves out as related to any other series within the Trust that is not advised by the Fund’s Adviser.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-877-766-2264.

10/31/20 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

Investment Advisor

Clark Capital Management Group, Inc.

1650 Market Street, 53rd Floor

Philadelphia, PA 19103

Administrator

Gemini Fund Services, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-877-766-2264 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-877-766-2264.

Investor Information: 1-877-766-2264

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)        Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)        Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)(1)ii The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Taylor and Mr. Gersten are independent for purposes of this Item 3.

(a)(2) Not applicable.

(a)(3) In this regard, no member of the audit committee was identified as having all of the required technical attributes identified in instruction 2 (b) to item 3 of Form N-CSR to qualify as an “audit committee financial expert,” whether through the type of specialized education or experience required by that instruction. At this time, the board believes the experience provided by each member of the audit committee collectively offers the fund adequate oversight by its audit committee given the fund’s level of financial complexity. The board will from time to time reexamine such belief.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

FY 10-2020 - $ 60,600

FY 10-2019 - $ 75,800

(b)	Audit-Related Fees

2020 – None

2019 - None

(c)	Tax Fees

FY 10-2020 - $ 8,800

FY 10-2019 - $ 11,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2020 - $3,000

2019 - $3,000

17f-1 Security Count for Navigator Sentry.

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2020    2019

Audit-Related Fees:       0.00% 0.00%

Tax Fees:                      0.00% 0.00%

All Other Fees:              0.00% 0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

FY 10-2020 - $ 8,800

FY 10-2019 - $ 11,000

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies. Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/6/21

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 1/6/21

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 1/6/21